UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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SONIC FOUNDRY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

We are filing this revised definitive proxy statement to correct an inadvertent transposition of Items 3 and 4 in the body of the original definitive proxy statement. The notice of annual meeting and the second page of the original definitive proxy statement we filed with the Securities and Exchange Commission on January 27 correctly listed the vote on the proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan and the vote on the proposal to amend the 2009 Stock Incentive Plan as Items 3 and 4, respectively, but incorrectly transposed such items on pages 21-30. We will print and distribute to our stockholders this revised definitive proxy statement in lieu of the original definitive proxy statement.

SONIC FOUNDRY, INC.

222 West Washington Avenue

Madison, Wisconsin 53703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held March 6, 2014

The Annual Meeting of Stockholders of SONIC FOUNDRY, INC., a Maryland corporation (“Sonic”) will be held at the Monona Terrace Community and Convention Center, One John Nolen Drive, Madison, Wisconsin 53703 on March 6, 2014 at 9:00 a.m. local time, for the following purposes:

1.	To elect two directors to hold office for a term of five years, and until their successors are duly elected and qualified.

2.	To approve, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

3.	To vote on a Proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 100,000 to 150,000.

4.	To vote on a Proposal to amend the 2009 Stock Incentive Plan to increase the number of shares of common stock subject to the plan from 1,000,000 to 1,800,000.

5.	To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2014.

6.

To vote on a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation that would provide for lowering the number of director classes from five (5) to three (3) and for shortening the term of directors to three (3) years.

7.	To transact such other business as may properly come before the meeting or any adjournments thereof.

All the above matters are more fully described in the accompanying Proxy Statement.

Only holders of record of Common Stock at the close of business on January 10, 2014 are entitled to notice of, and to vote at, this meeting or any adjournment or adjournments thereof.

Please complete and return the enclosed proxy in the envelope provided or follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet, whether or not you intend to be present at the meeting in person.

By Order of the Board of Directors,

Madison, Wisconsin	Kenneth A. Minor
January 31, 2014	Secretary

If you cannot personally attend the meeting, it is earnestly requested that you promptly indicate your vote on the issues included on the enclosed proxy and date, sign and mail it in the enclosed self-addressed envelope, which requires no postage if mailed in the United States or, follow the instructions on the proxy card to authorize a proxy by telephone or over the Internet. Doing so will save us the expense of further mailings. If you sign and return your proxy card without marking choices, your shares will be voted in accordance with the recommendations of the Board of Directors.

SONIC FOUNDRY, INC.

222 W. Washington Avenue

Madison, Wisconsin 53703

January 31, 2014

PROXY STATEMENT

The Board of Directors of Sonic Foundry, Inc., a Maryland corporation (“Sonic”), hereby solicits the enclosed proxy. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

FOR the election of David C. Kleinman and Paul S. Peercy as Directors for a term expiring in 2019;

FOR approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

FOR approval of a proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 100,000 to 150,000.

FOR approval of a proposal to amend the 2009 Stock Incentive Plan to increase the number of shares of common stock subject to the plan from 1,000,000 to 1,800,000.

FOR the ratification of the appointment of Grant Thornton LLP as independent auditors of Sonic for the fiscal year ending September 30, 2014.

FOR approval of a proposal to approve an amendment to the Company’s Amended and Restated Articles of Incorporation that would provide for lowering the number of director classes from five (5) to three (3) and for shortening the term of directors to three (3) years.

In the event that the nominees for director become unavailable to serve, which management does not anticipate, the persons named in the proxy reserve full discretion to vote for any other persons who may be nominated. Proxies may also be authorized by telephone or over the Internet by following the instructions on the proxy card. Any stockholder giving a proxy may revoke the same at any time prior to the voting of such proxy. This Proxy Statement and the accompanying proxy are being mailed on or about February 5, 2014.

Each stockholder will be entitled to one vote for each share of Common Stock standing in his or her name on our books at the close of business on January 10, 2014 (the “Record Date”). Only holders of issued and outstanding shares of Sonic’s common stock as of the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting, including any adjournment or postponement thereof. On that date, we had outstanding and entitled to vote 4,229,543 shares of Common Stock, held by approximately 5,200 stockholders, of which approximately 5,000 were held in street name.

QUORUM; VOTES REQUIRED

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be treated as present and entitled to vote for any other purpose. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner, which is known as a broker non-vote, such shares will also be considered present for purposes of a quorum, provided that the broker exercises discretionary authority on any other matter in the Proxy. A majority of the shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. The election of the Directors requires a plurality of the votes present and entitled to vote. Therefore, the directors who receive the two highest vote totals will be elected. Neither an abstention nor a withheld vote will affect the outcome of the election. The non-binding advisory vote of the compensation paid by the Company to its Named Executive Officers and the ratification of the appointment of Grant Thornton LLP requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. If you abstain or withhold your vote on these proposals, it will have no effect on the outcome of such proposals. The vote to amend the 2009 Stock Incentive Plan and the vote to amend the 2008 Employee Stock Purchase Plan requires an affirmative vote of a majority of the outstanding shares present and entitled to vote thereon. If you are present and entitled to vote but abstain from voting or withhold your vote on these proposals, it will have the effect of being voted against the proposals. The vote to approve an amendment to the Company’s Amended and Restated Articles of Incorporation requires a two-thirds vote of the shares entitled to vote thereon. If you abstain from voting or withhold your vote on this proposal, it will have the effect of being voted against the proposal.

The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain discretionary matters but do not have discretion to vote uninstructed shares as to certain other non-discretionary matters. A broker may return a proxy card on behalf of a beneficial owner from whom the broker has not received instructions that casts a vote with regard to discretionary matters but expressly states that the broker is not voting as to non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters with respect to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote”. Under current NYSE interpretations, the proposal to ratify the appointment of Grant Thornton, LLP as our independent auditor is considered a discretionary matter, while the non-binding advisory vote of the compensation paid by the Company to its named executive officers, the proposal to amend the 2008 Stock Purchase Plan, the proposal to amend the 2009 Stock Incentive Plan, and the proposal to amend the Amended and Restated Articles of Incorporation are considered non-discretionary matters.

DATE, TIME AND PLACE OF ANNUAL MEETING

The Annual Meeting will be held on March 6, 2014 at 9:00 a.m. (Central time) at the Monona Terrace Community and Convention Center, One John Nolen Drive, Madison, Wisconsin 53703.

PROPOSAL ONE: ELECTION OF DIRECTORS

Our Amended and Restated Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into five classes, with each class having a five-year term. Directors are assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of the Directors. Newly created directorships resulting from any increase in the number of directors may, unless the Board of Directors determines otherwise, be filled only by a majority vote of the entire Board of Directors. A director elected by the Board of Directors to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve until the next annual meeting of stockholders or until such director’s successor is elected and qualified.

Our Amended and Restated Articles of Incorporation provide that the number of directors, which shall constitute the whole Board of Directors, shall be not be less than three or more than twelve. Our currently authorized number of directors is seven. The seats on the Board of Directors currently held by David C. Kleinman and Paul S. Peercy are designated as Class I Board seats, with terms expiring as of the Annual Meeting. The Board of Directors has nominated David C. Kleinman and Paul S. Peercy as Class I Directors for election at the Annual Meeting.

If elected at the Annual Meeting, Mssrs. Kleinman and Peercy would serve until the 2019 Annual Meeting and until their successors are elected and qualified or until their earlier death, resignation or removal.

Nominees for Director for a Five-Year term expiring on the 2019 Annual Meeting

David C. Kleinman

Mr. Kleinman, age 78, has been a Director of Sonic since December 1997 and has taught at the Chicago Booth School of Business at the University of Chicago since 1971, where he is now Adjunct Professor of Strategic Management. Mr. Kleinman was a Director (trustee) of the Columbia Acorn Trust, and its predecessors from 1972 to December 2010 (where he was a member of the Committee on Investment Performance and past chair, a member and past chair of the Audit Committee and a member of the Compliance Committee); a Director (trustee) of the Wanger Advisors Trust from 2005 to December 2010; a Director and non-executive chair of the Board since 1984 of North Lime Holdings and its wholly owned subsidiary, Irex Corporation, a contractor and distributor of insulation materials; and a Director since 1993 of Plymouth Tube Company, a manufacturer of metal tubing and metal extrusions (where he serves on the Audit Committee). From 1999 to 2006, he was a member of the Advisory Board of DSC Logistics, a logistics management and warehousing firm. From May 1997 to February 2004, Mr. Kleinman served as a Director of AT&T Latin America and predecessor companies, a facilities-based provider of telecom services in Brazil, Argentina, Chile, Peru and Columbia (where he was chair of the Audit Committee and a member of the Compensation Committee). From 1994 to 2005, he was a director of Wisconsin Paper and Products Company, a jobber of paper and paper products. From 1964 to 1971, Mr. Kleinman was a member of the finance staff of the Ford Motor Company. Mr. Kleinman received a MS degree in Mathematics and a PHD in Business from the University of Chicago.

Paul S. Peercy

Mr. Peercy, age 73, has been a Director of Sonic since February 2004. Mr. Peercy served as dean of the University of Wisconsin-Madison College of Engineering from September 1999 until April 2013. Since 2001 Mr. Peercy has been a member of the National Academy of Engineering. In 2000, then-Wisconsin Governor Tommy Thompson named Mr. Peercy to the Wisconsin Technology and Entrepreneurship Council. From August 1995 to September 1999, Mr. Peercy served as president of SEMI/SEMATECH, an Austin, Texas-based non-profit consortium of more than 160 of the nation’s suppliers to the semiconductor industry. Prior to that position he was director of Microelectronics and Photonics at Sandia National Laboratories in Albuquerque, New Mexico. He is the author or co-author of more than 175 technical papers and the recipient of two patents. Mr. Peercy is a Director and member of the audit committee of Bemis Company, Inc, a manufacturer of flexible packaging and pressure sensitive materials. Mr. Peercy received a BA degree in Physics from Berea College and MS and PhD degrees in Physics from the University of Wisconsin—Madison.

The members of the Board of Directors unanimously recommend a vote FOR the election of Mssrs. Kleinman and Peercy as Class I Directors.

DIRECTORS CONTINUING IN OFFICE

Mark D. Burish	Term Expires in 2015

Mr. Burish, age 60, is a founder and shareholder of the law firm of Hurley, Burish & Stanton, Madison, WI, which he helped start in 1983. He is the founder and CEO of Our House Senior Living, LLC, Milestone Senior Living, LLC and Milestone Management Services, LLC which he started in 1997. Mr. Burish received his BA degree in communications from Marquette University in 1975 and his JD degree from the University of Wisconsin in 1978.

Frederick H. Kopko, Jr.	Term Expires in 2016

Frederick H. Kopko, age 58, served as Sonic Foundry’s Secretary from April 1997 to February 2001 and has been a Director since December 1995. Mr. Kopko is a partner of the law firm of McBreen & Kopko, Chicago, Illinois, and has been a partner of that firm since January 1990. Mr. Kopko practices in the area of corporate law. He is the Managing Director, Neltjeberg Bay Enterprises LLC, a merchant banking and business consulting firm and has been a Director of Mercury Air Group, Inc. since 1992. Mr. Kopko received a B.A. degree in Economics from the University of Connecticut, a J.D. degree from the University of Notre Dame Law School and an M.B.A. degree from the University of Chicago.

Michael H. Janowiak	Term Expires in 2017

Mr. Janowiak, age 50, has been a director of Sonic since April 2011 and is a Principal at Pinnacle Investments, a boutique private equity and financial consulting group. He has over twenty years of experience in the information industry, with focus on education, training, research publications and trade conferences for professionals in the communications and semiconductor sectors. Mr. Janowiak was President of the International Engineering Consortium (IEC)’s online learning and publishing group, co-founder and Principal of Professional Education International (PEI), where in concert with academia and companies such as Microsoft he led product development of online training and education. He has served on the Board of Directors of Mercury Air Group from September 2002 until September 2005, the Advisory Board of the Midtown Foundation since January 2001, as Industry Advisor to the Illinois Institute of Technology since January 1999, as the Subsidiary Director of CIB Marine Bancshares since November 2001, as member of Liquio Corporation since August 2002, and as member of the Advisory Board of Idynta Systems since December 2001. Janowiak was the co-founder and president of HRDRive, Inc., which is the North American subsidiary of SMR technologies, a publicly-traded, human resources software company based in Kuala Lampur, Malaysia and Chennai, India. Mr. Janowiak attended the University of Arizona’s Business School and the Stanford University Executive Program.

Gary R. Weis	Term Expires in 2018

Mr. Weis, age 66, has been Chief Executive Officer since March 2011, Chief Technology Officer since September 2011 and a Director of Sonic since February 2004. Prior to joining Sonic, he served as President, Chief Executive Officer and a Director of Cometa Networks, a wireless broadband Internet access company from March 2003 to April 2004. From May 1999 to February 2003 he was Senior Vice President of Global Services at AT&T where he was responsible for one of the world’s largest data and IP networks, serving more than 30,000 businesses and providing Internet access to more than one million individuals worldwide. While at AT&T, Mr. Weis also was CEO of Concert, a joint venture between AT&T and British Telecom. Previously, from January 1995 to May 1999 he was General Manager of IBM Global Services, Network Services. Mr. Weis served as a Director from March 2001 to February 2003 of AT&T Latin America, a facilities-based provider of telecom services in Brazil, Argentina, Chile, Peru and Columbia. Mr. Weis earned BS and MS degrees in Applied Mathematics and Computer Science at the University of Illinois, Chicago.

Brian T. Wiegand	Term Expires in 2018

Mr. Wiegand, age, 45, has been a director of the Company since July 2012, and is a serial entrepreneur who successfully founded and sold several internet-based companies. He is currently the founder and CEO of Hopster, a company that links digital marketing efforts with real-world shopping behavior by rewarding consumer purchase loyalty, engagement and advocacy. Mr. Wiegand co-founded and served as executive chair of the board of Alice.com, an online retail platform that connects manufacturers and consumers in the consumer packaged goods market. Alice.com filed for receivership in August 2013. Prior to Alice.com, Mr. Wiegand co-founded Jellyfish.com, a shopping search engine, in June of 2006. He served as CEO until October 2007 when the company was sold to Microsoft. Mr. Wiegand continued with Microsoft as the General Manager of Social Commerce until May 2008. He also co-founded NameProtect, a trademark research and digital brand protection services company in August 1997 which was sold to Corporation Services Company in March 2007. In addition, Mr. Wiegand founded BizFilings in 1996, the Internet’s leading incorporation Services Company. He served as the president and CEO until 2002 when the company was acquired by Wolters Kluwer. Mr. Wiegand attended the University of Wisconsin – Madison.

When considering whether the Board of Directors and nominees thereto have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focused primarily on the information discussed in each of the Board members’ biographical information set forth above. Each of the Company’s directors possess high ethical standards, act with integrity and exercise careful, mature judgment. Each is committed to employing his skills and abilities to aid the long-term interests of the stakeholders of the Company. In addition, each of our directors has exhibited judgment and skill, and has either been actively involved with the Company for a considerable period of time or has experience with other organizations of comparable or greater size. In particular, Mr. Kopko has had extensive experience with companies comparable in size to Sonic Foundry, including serving as a director of Mercury Air Group, Inc. and fills a valuable need with experience in securities and other business law. Mr. Weis has had experience in both developing and established companies, having served as a CEO and Director of Cometa Networks and in several positions at AT&T and IBM, including Senior Vice President of Global Services. While at AT&T, Weis also was CEO of Concert, a joint venture between AT&T and British Telecom. Mr. Weis has served as CEO of the Company since March 2011. Mr. Kleinman has significant experience serving on boards of directors of various companies and has significant experience in finance and strategic management through his employment with the Chicago Booth School of Business at the University of Chicago where he also obtained valuable market insight to the Company’s largest customer base. Mr. Peercy shares that same market expertise through his service at the University of Wisconsin in his role as Dean of the engineering school and also has significant business and technical experience obtained at positions including his role as director of Microelectronics and Photonics at Sandia National Laboratories and through his role as president of SEMI/SEMATECH. Mr. Burish brings additional valuable legal experience to the Board as well as experience obtained through founding multiple companies. Mr. Janowiak brings valuable experience with his deep connections to the on-line education industry, and with his previous involvement on the boards of public companies. Mr. Wiegand has significant experience in founding and operating technology companies and building brand awareness with both businesses and consumers.

CORPORATE GOVERNANCE

Director Independence

Through its listing requirements for companies with securities listed on the NASDAQ Capital Market, the NASDAQ Stock Market (“NASDAQ”) requires that a majority of the members of our Board be independent, as defined under NASDAQ’s rules. The NASDAQ rules have both objective tests and a subjective test for determining who is an “independent director.” The objective tests state, for example, that a director is not considered independent if he or she is an employee of the Company or has engaged in various types of business dealings with the Company. The subjective test states that an independent director must be a person who lacks a relationship that in the opinion of the Board would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has made a subjective determination as to each independent director that no relationship exists that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviews information provided by the directors in an annual questionnaire with regard to each director’s business and personal activities as they relate to the Company. Based on this review and consistent with NASDAQ’s independence criteria, the Board has affirmatively determined that Mark D. Burish, Michael H. Janowiak, David C. Kleinman, Paul S. Peercy and Brian T. Wiegand are independent.

Related Person Transaction

The Board has adopted a Related Person Transaction Policy (the “Policy”), which is a written policy governing the review and approval or ratification of Related Person Transactions, as defined in SEC rules.

Under the Policy, each of our directors and executive officers must notify the Chairman of the Audit Committee in writing of any new potential Related Person Transaction involving such person or an immediate family member. The Audit Committee will review the relevant facts and circumstances and will approve or ratify the transaction only if it determines that the transaction is not inconsistent with, the best interests of the Company. The Related Party Transaction must then be approved by the independent directors. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee and the independent directors may consider, among other things, the benefits to the Company; the impact on the director’s independence (if the Related Person is a director or an immediate family member); the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. There were no new Related Person Transactions in the fiscal year ended September 30, 2013 (“Fiscal 2013”).

Board Leadership Structure and Role in Risk Oversight

In fiscal 2011 the Company separated the positions of Chairman of the Board and Chief Executive Officer. Mark D. Burish serves as Non-Executive Chairman of the Board and Gary R. Weis serves as our Chief Executive Officer and Chief Technical Officer. The Company believes that separating the positions provides an appropriate leadership structure.

Our business and affairs are managed under the direction of our board, which is the Company’s ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s key mission is to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our executive management team (which is charged with the conduct of our business), and acts as an advisor and counselor to executive management. Our board also oversees our business strategy and planning, as well as the performance of management in executing its business strategy and assessing and managing risks.

What is the Board’s role in risk oversight?

The board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with operations, credit, financing and capital investments. Management is responsible for the Company’s day-to-day risk management activities and our board’s role is to engage in informed risk oversight. Management, through its disclosure committee, compiles an annual ranking of risks to which the Company could be subjected and reviews the results of this risk assessment with the audit committee. Any significant risks are then reviewed by the board and assigned for oversight. In fulfilling this oversight role, our board focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our board performs this function, including the following:

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results and strategy and discusses risks related to the business;

•

the audit committee assists the board in its oversight of risk management by discussing with management, particularly, the Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures, and the steps management has taken to monitor and control such exposures; and

•

through management updates and committee reports, the board monitors our risk management activities, including the annual risk assessment process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

The board of directors also has oversight responsibility for risks and exposures related to employee compensation programs and management succession planning, and assesses whether the organization’s compensation practices encourage risk taking that would have a material adverse effect on the Company. The compensation committee periodically reviews the structure and elements of our compensation programs and its policies and practices that manage or mitigate such risk, including the balance of short-term and long-term incentives, use of multiple performance measures, and a multi-year vesting schedule for long-term incentives. Based on these reviews, the committee believes our compensation programs do not encourage excessive risk taking.

Board Structure and Meetings

The Board met five times during Fiscal 2013. The Board also acted by written consent from time to time. All directors attended at least 75% of the total number of Board meetings and committee meetings on which they serve (during the period in which each director served). In addition, NASDAQ marketplace rules contemplate that the independent members of our Board will meet during the year in separate closed meetings referred to as “executive sessions” without any employee director or executive officer present. Executive sessions were usually held after regularly scheduled Board meetings during Fiscal 2013.

The Board of Directors has five standing committees, the Audit Committee, the Executive Compensation Committee, the New Markets Committee, the Governance Committee and the Nominations Committee.

Sonic has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Members of the Audit Committee are Messrs. Kleinman (chair), Burish and Janowiak. Sonic’s Board of Directors has determined that all members of Sonic’s Audit Committee are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and as defined under Nasdaq listing standards. The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility including: (i) internal and external financial reporting, (ii) risks and controls related to financial reporting, and (iii) the internal and external audit process. The Audit Committee is also responsible for recommending to the Board the selection of our independent public accountants and for reviewing all related party transactions. The Audit Committee met five times in Fiscal 2013. A copy of the charter of the Audit Committee is available on Sonic’s website.

Sonic’s Board of Directors has determined that, due to his affiliation with the Chicago Booth School of Business at the University of Chicago, and due to his current and past service as a director on numerous company boards, and membership on numerous audit committees, including past or present chair, along with his other academic and business credentials, Mr. Kleinman has the requisite experience and applicable background to meet Nasdaq standards requiring financial sophistication of at least one member of the audit committee. Sonic’s Board of Directors has also determined that neither Mr. Kleinman nor any other member of the Audit Committee is an audit committee financial expert as defined by applicable SEC regulations

The Compensation Committee consists of Messrs. Kleinman (chair), Burish and Janowiak. The Board of Directors has determined that all of the members of the Compensation Committee are “independent” as defined under Nasdaq listing standards. The Compensation Committee makes recommendations to the Board with respect to salaries of employees, the amount and allocation of any incentive bonuses among the employees, and the amount and terms of stock options to be granted to executive officers. The Compensation Committee met once in Fiscal 2013. A copy of the charter of the Compensation Committee is available on Sonic’s website.

The New Markets Committee consists of Messrs. Peercy (chair) and Kleinman. The New Markets Committee was established on January 24, 2013 to assist management in developing new market entry plans, providing access to contacts that may facilitate entry, assessing risk and monitoring outcomes.

The Governance Committee consists of Messrs. Burish (chair), Kopko and Peercy. The Governance Committee was established on January 24, 2013 to consider board terms and other governance issues related to enhancing shareholder value.

The Nominations Committee consists of Messrs. Peercy (chair), Burish, Janowiak and Kleinman. The Board of Directors has determined that all of the members of the Nominations Committee are “independent” as defined under Nasdaq listing standards. The purpose of the Nominations Committee is to evaluate and recommend candidates for election as directors, make recommendations concerning the size and composition of the Board of Directors, develop specific criteria for director independence, and assess the effectiveness of the Board of Directors. Our Board of Directors has adopted a charter for the Nominations Committee, which is available on Sonic’s website. The Nominations Committee will review all candidates in the same manner regardless of the source of the recommendation.

In recommending candidates for election to the Board of Directors, the Nominations Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Generally the Nominations Committee will consider various criteria in considering whether to make a recommendation. These criteria include expectations that directors have substantial accomplishments in their professional backgrounds and are able to make independent, analytical inquiries and exhibit practical wisdom and mature judgment. Director candidates should possess the highest personal and professional ethics, integrity and values, be committee to promoting the long-term interest of our stockholders and be able and willing to devote the necessary time to carrying out their duties and responsibilities as members of the Board. While the Board of Directors has not adopted a policy regarding diversity, we also believe our directors should come from diverse backgrounds and experience bases in order to promote the representation of diverse views on the Board of Directors. Stockholder recommendations of candidates for Board membership will be considered when submitted to Corporate Secretary, Sonic Foundry, Inc., 222 W. Washington Ave., Madison, WI 53703. When submitting candidates for nomination to be elected at Sonic’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by Sonic’s bylaws.

In particular, for a stockholder to nominate a candidate for election at the 2015 Annual Meeting of Stockholders, the nomination must be delivered or mailed to and received by Sonic’s Secretary between November 6, 2014 and December 6, 2014 (or, if the 2015 annual meeting is advanced by more than 30 days or delayed by more than 60 days from March 6, 2015, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made). The nomination must include the same information as is specified in Sonic’s bylaws for stockholder nominees to be considered at an annual meeting, including the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in Sonic’s proxy statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

DIRECTORS COMPENSATION

Our directors who are not also our full-time employees, receive an annual retainer of $20,000 in addition to a fee of $1,500 for attendance at each meeting of the Board of Directors and $1,000 per committee meeting attended. In addition, Mr. Kleinman receives an Audit Committee annual retainer of $8,000 and a Compensation Committee annual retainer of $3,000 for his services as chairman of each committee and Mr. Burish receives an annual retainer of $35,000 as compensation for his services as Chairman of the Board of Directors. Mr. Peercy received an annual retainer of $10,000 for his services as chariman of the New Markets Committee and Mr. Kleinman received an annual retainer of $3,000 for his services as a member of the New Markets Committee in fiscal 2013. Members of the New Markets Committee will not receive a retainer going forward. The cash compensation paid to the five non- employee directors combined in Fiscal 2013 was $249,000. When traveling from out-of-town, the members of the Board of Directors are also eligible for reimbursement for their travel expenses incurred in connection with attendance at Board meetings and Board Committee meetings. Directors who are also employees do not receive any compensation for their participation in Board or Board Committee meetings.

Pursuant to the 2008 Sonic Foundry Non-Employee Amended Directors Stock Option Plan (the “Directors Plan”) we grant to each non-employee director who is reelected or who continues as a member of the Board of Directors at each annual stockholders meeting a stock option to purchase 2,000 shares of Common Stock. Further, the chair of our Audit Committee receives an additional stock option grant to purchase 500 shares of Common Stock per year pursuant to Sonic’s Non-Employee Amended Directors Stock Option Plan.

The exercise price of each stock option granted was equal to the market price of Common Stock on the date the stock option was granted. Stock options issued under the Directors Plan vest fully on the first anniversary of the date of grant and expire after ten years from date of grant. An aggregate of 100,000 shares are reserved for issuance under the Directors Plan.

If any change is made in the stock subject to the Directors Plan, or subject to any option granted thereunder, the Directors Plan and options outstanding thereunder will be appropriately adjusted as to the type(s), number of securities and price per share of stock subject to such outstanding options.

The options and warrants set forth above have an exercise price equal to the fair market value of the underlying common stock on the date of grant. The term of all such options is ten years.

The following table summarizes cash and equity compensation provided our non-employee directors during the fiscal year ended September 30, 2013.

Name (a)	Fees Earned Or Paid In Cash ($)(1) (b)	Stock Awards ($) (c)	Option Awards ($)(2) (d)	Non-Equity Incentive Plan Compen- sation ($) (e)	Change in Pension Value and Non-qualified Deferred Compen- sation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)

Mark D. Burish	70,500	—	3,060	—	—	—	73,560
Michael H. Janowiak	34,500	—	3,060	—	—	—	37,560
David C. Kleinman	48,500	—	3,825	—	—	—	52,325
Frederick H. Kopko	28,500	—	3,060	—	—	—	31,560
Paul S. Peercy	39,500	—	3,060	—	—	—	42,560
Brian T. Wiegand	27,500	—	3,060	—	—	—	30,560

(1)	The amount reported in column (b) is the total of retainer fees and meeting attendance fees.
(2)

The amount reported in column (d) is the aggregate grant date fair value of options granted during the fiscal year ended September 30, 2013 in accordance with FASB ASC Topic 718. Each director, received an option award of 2,000 shares on March 7, 2013 at an exercise price of $6.92 with a grant date fair value of $3,060. In addition, Mr. Kleinman received a grant of 500 shares on March 7, 2013 at an exercise price of $6.92 with a grant date fair value of $765 in connection with his position as chair of the Audit Committee.

EXECUTIVE OFFICERS OF SONIC

Our executive officers, who are appointed by the Board of Directors, hold office for one-year terms or until their respective successors have been duly elected and have qualified. There are no family relationships between any of the executive officers of Sonic.

Gary R. Weis serves as both our Chief Executive and Chief Technology Officer. (See “ Directors Continuing in Office”.)

Kenneth A. Minor, age 51, has been our Chief Financial Officer since June 1997, Assistant Secretary from December 1997 to February 2001 and Secretary since February 2001. From September 1993 to April 1997, Mr. Minor was employed as Vice President and Treasurer for Fruehauf Trailer Corporation, a manufacturer and global distributor of truck trailers and related aftermarket parts and service where he was responsible for financial, treasury and investor relations functions. Prior to 1993, Mr. Minor served in various senior accounting and financial positions for public and private corporations as well as the international accounting firm of Deloitte Haskins and Sells. Mr. Minor is a certified public accountant and has a B.B.A. degree in accounting from Western Michigan University.

Robert M. Lipps, age 42, has been Executive Vice President of Sales since April 2008, joining Sonic Foundry in April 2006 as Vice President of International Sales and assuming expanded responsibility for U.S. central sales in 2007. Mr. Lipps leads the company’s global sales organization including oversight of domestic, international and channel sales. He holds 15 years of sales leadership, business development and emerging market entry expertise in the technology and manufacturing sectors, including sales and channel management. From January 2004 to March 2006 he served as General Manager of Natural Log Homes LLC, a New Zealand based manufacturer of log homes. From July 1999 to Dec 2002 he served as Latin America Regional Manager of Adaytum, a software publisher of planning and performance management solutions, (acquired by Cognos Software, an IBM Company, in January 2003) and from May 1996 to July 1999 he served as International Sales Manager for Persoft, a software publisher of host access and mainframe connectivity solutions (acquired by Esker software in 1998). Mr. Lipps has a B.S. degree in Marketing from the University of Wisconsin at La Crosse.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about the beneficial ownership of our Common Stock as of January 10, 2014, by each stockholder known by us to own beneficially more than 5% of our Common Stock, each of our executive officers named in the Summary Compensation Table (“Named Executive Officers”), each of our directors, and all of our directors and executive officers as a group. Unless otherwise noted, the mailing address for these stockholders is 222 West Washington Avenue, Madison, Wisconsin 53703.

Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting or investment power with respect to shares. Shares of common stock issuable upon the exercise of stock options or warrants exercisable within 60 days after January 10, 2014, which we refer to as Presently Exercisable Options, are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. The inclusion of any shares in this table does not constitute an admission of beneficial ownership for the person named below.

Name of Beneficial Owner(1)	Number of Shares of Class Beneficially Owned	Percent of Class(2)
Common Stock
Wealth Trust Axiom LLC (3) 4 Radnor Corp Center, suite 520 Radnor PA 19087	354,456	8.4%

Mark D. Burish(4) 33 East Main St. Madison, WI 53703	270,795	6.4

Andrew D. Burish(5) 8020 Excelsior Drive Madison, WI, 53717	250,000	5.9

Gary R. Weis(6)	140,166	3.3

Kenneth A. Minor(7)	95,935	2.2

Robert M. Lipps(8)	77,111	1.8

Frederick H. Kopko, Jr.(9) 29 South LaSalle Street Chicago, IL 60603	44,627	1.1

David C. Kleinman(10) 1101 East 58th Street Chicago, IL 60637	35,000	*

Paul S. Peercy(11) 1415 Engineering Dr Madison, WI 53706	22,040	*

Brian T. Wiegand (12) 8215 Greenway Blvd., Suite 340 Middleton, WI 53562	16,000	*

Michael H. Janowiak(13) 6688 Joliet Road Countryside, IL 60525	6,000	*

All current Executive Officers and Directors as a Group (9 persons)(14)	707,674	15.6%

*	less than 1%
(1)

Sonic believes that the persons named in the table above, based upon information furnished by such persons, except as set forth in notes (3) and (5) where such information is based on a Schedule 13G, have sole voting and dispositive power with respect to the number of shares indicated as beneficially owned by them.

(2)	Applicable percentages are based on 4,229,543 shares outstanding, adjusted as required by rules promulgated by the Securities and Exchange Commission.

(3)

Information is based on Schedule 13G filed on February 1, 2013 by Albert C. Matt, President of Wealth Trust Axiom LLC. Based on such information, Wealth Trust Axiom LLC has sole dispositive power but not sole voting power with respect to such shares.

(4)	Includes 8,000 shares subject to Presently Exercisable Options.
(5)	Information is based on Schedule 13G filed on February 6, 2013
(6)	Includes 80,666 shares subject to Presently Exercisable Options.
(7)	Consists of 68,786 shares subject to Presently Exercisable Options.
(8)	Includes 75,036 shares subject to Presently Exercisable Options.
(9)	Includes 16,000 shares subject to Presently Exercisable Options.
(10)	Includes 25,000 shares subject to Presently Exercisable Options.
(11)	Includes 22,000 shares subject to Presently Exercisable Options.
(12)	Includes 4,000 shares subject to Presently Exercisable Options.
(13)	Includes 6,000 shares subject to Presently Exercisable Options.
(14)	Includes an aggregate of 305,488 Presently Exercisable Options.

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis describes our compensation strategy, policies, programs and practices for the executive officers identified in the Summary Compensation Table. Throughout this proxy statement, we refer to these individuals, who serve as our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Sales as the “executive officers.”

The Executive Compensation Committee (“Committee”) establishes and oversees our compensation and employee benefits programs and approves the elements of total compensation for the executive officers. The day-to-day design and administration of our retirement and employee benefit programs available to our employees are handled by our Human Resources and Finance Department employees. The Committee is responsible for reviewing these programs with management and approving fundamental changes to them.

Overview and Objectives of our Executive Compensation Program

The compensation program for our executive officers is designed to attract, motivate, reward and retain highly qualified individuals who can contribute to Sonic’s growth with the ultimate objective of increasing stockholder value. Our compensation program consists of several forms of compensation: base salary, annual bonus, long-term incentives and limited perquisites and benefits.

Base salary and annual bonus are cash-based while long-term incentives consist of stock option awards. The Committee does not have a specific allocation goal between cash and equity-based compensation or between annual and long-term incentive compensation. Instead, the Committee relies on the process described in this discussion and analysis in its determination of compensation levels and allocations for each executive officer.

The Committee established performance metrics for each of its Named Executive Officers in fiscal 2013 designed to match Company performance to the amount of incentive compensation paid to such officers following completion of the fiscal year.

The recommendations of the Chief Executive Officer play a significant role in the compensation-setting process. The Chief Executive Officer provides the Committee with an annual overall assessment of Sonic’s achievements and performance, his evaluation of individual performance and his recommendations for annual compensation and long-term incentive awards. The Committee has discretion to accept, reject or modify the Chief Executive Officer’s recommendations.

The Committee determines the compensation for each executive officer in an executive session.

Market Competitiveness

The Committee’s target is for total cash compensation to average between the 50th and 75th percentile of published compensation data derived from two sources: (i) a peer group of companies that are in our industry, competitors for key talent, or with similar financial characteristics; and (ii) published market survey data for companies within our revenue range. The peer group data was obtained from the most recently filed proxy statement of 13 publicly-traded technology companies with annual revenues ranging from approximately $10 million to just under $100 million; market capitalization of $25 million to approximately $300 million and approximately 250 employees or fewer. The following companies comprised the peer group for the study: Majesco Entertainment, Bsquare Corporation, Simulations Plus, Adept Technology, Cinedigm Digital Cinema, Procera Networks, GlobalSCAPE, Broadvision, Evolving Systems, Chyron Hego Corporation, FAB Universal, TigerLogic Corporation and GSE Systems. Given competitive recruiting pressures, the Committee retains its discretion to deviate from this target under appropriate circumstances. The Committee periodically receives updates of the published compensation data.

Pay for Performance

The Committee believes that both long and short term compensation of executive officers should correlate to Sonic’s overall financial performance. Incentive payouts will be larger with strong performance and smaller if Sonic’s financial results decline. From time to time, extraordinary Board-approved initiatives in a fiscal year, such as a restructuring, acquisition, or divestiture, are considered by the Committee in its overall evaluation of Sonic’s performance.

Competitive Benchmarking/Peer Group Analysis

The Committee reviewed market data from Towers Watson Data Services dated April 1, 2010 in various size and industry stratifications similar to that of Sonic.

The second source of compensation data came from a peer group of thirteen public companies that we consider similar to our market for sales, or for key talent, or with similar financial or other characteristics such as number of employees. The companies in the peer group are described above.

Components of Executive Compensation

Base Salary

The Committee seeks to pay the executive officers a competitive base salary in recognition of their job responsibilities for a publicly held company. As noted above, the target compensation range for an executive’s total cash compensation (salary and bonus) is between the 50th and 75th percentile of the market data reviewed by the Committee.

As part of determining annual increases, the Committee also considers the Chief Executive Officer’s recommendation regarding individual performance as well as internal equitable considerations.

In evaluating individual performance, the Committee considers initiative, leadership, tenure, experience, skill set for the particular position, knowledge of industry and business, and execution of strategy in placing the individual within the range outlined.

The Committee considered base wage changes for Mssrs. Weis, Minor and Lipps at a meeting of the Committee held on October 28, 2013. Accordingly, base compensation for Mr. Weis was increased from $397,320 to $457,320, base pay for Mr. Minor was increased from $268,428 to $281,910 and base compensation for Mr. Lipps was increased from $206,080 to $226,669. After its review of all sources of market data as described above, the Committee believes that the base salaries and the bonuses described are within its targeted range for total cash compensation.

Annual Performance-Based Variable Compensation

The performance-based variable compensation reported for each executive officer represents compensation that was earned based on fiscal 2013 performance. The following describes the methodologies used by the Compensation Committee to determine the final annual performance-based variable compensation earned by each executive officer:

Selection of Performance Metrics. For fiscal 2013, the Compensation Committee designed a short-term incentive program (“STIP”) driven by four performance measures that it determined were appropriate to drive desired business behavior for the Company and would correlate positively with total shareholder return. These measures were the Company’s results with respect to (1) customer billings, (2) net income, (3) customer satisfaction, and (4) the officer’s achievement of certain individual goals. Messrs. Weis, Minor, Lipps and two Non-Executive officers were included in the plan. Mr. Lipps’ short term incentive plan included a separate component based solely on the level of customer billings achieved.

Establishment of Incentive Goals and Payout Approach. The Compensation Committee designed the relationship between pay and performance to ensure that desired performance would be rewarded with material payouts. Similarly, performance that did not meet the goals would reduce the performance-based variable compensation payout to as low as zero. In setting the performance levels, the Compensation Committee strived to establish challenging but achievable goals. The factors considered by the Compensation Committee in assessing the challenge inherent in the goals included:

•	Management’s internal operating plan; and

•	Customer satisfaction.

Payout Based on Performance Against Goals. For fiscal 2013 the Company’s performance, as evaluated by the Compensation Committee, lead to the determination that 40% of the STIP performance metrics were achieved and therefore 40% of the target bonus payouts were made under the STIP compensation plan. The STIP earned by Messrs. Weis, Minor and Lipps were $79,451, $37,588 and $24,727, respectively. Total billings – based incentives paid to Mr. Lipps during fiscal 2013 was $77,774 for total incentive payments of $102,501.

Stock Options

The Committee has a long-standing practice of providing long-term incentive compensation grants to the executive officers. The Committee believes that such grants, in the form of stock options, help align our executive officers’ interests with those of Sonic’s stockholders. All stock options have been granted under our 1995 Stock Option Plan, the 1999 Non-Qualified Plan or the 2009 Stock Incentive Plan (“Employee Plans”). All but the 2009 Stock Incentive Plan are now terminated.

The Committee reviews option grant recommendations by the Chief Executive Officer for each executive officer, but retains full discretion to accept, reject or revise each recommendation. The Committee’s policy is to grant options on the date it approves them or such other future date as the Committee may agree at the time of approval. The exercise price is determined in accordance with the terms of the Employee Plan and cannot be less than the Fair Market Value, as defined in the Plan, of Sonic’s common stock. The Committee typically grants options once a year, but may grant options to newly hired executives at other times.

In making its determinations, the Committee considers the number of options or shares owned by the executive officers.

On October 28, 2013 the Committee awarded Mssrs. Weis, Minor and Lipps option grants to purchase 61,500, 33,825 and 33,825 shares of common stock, respectively, effective October 28, 2013 with the strike price equal to the closing price of Sonic’s stock on that date, which was $9.45. Each grant will vest one third each on the first, second and third anniversaries of the grant.

Health and Welfare Benefits

Our officers are covered under the same health and welfare plans, including our 401(k) plan, as salaried employees.

Employment Agreements

We entered into employment agreements with Kenneth A. Minor in October 2007 and Robert M. Lipps in August 2008. The salaries of each of Messrs. Minor and Lipps are subject to increase each year at the discretion of the Board of Directors. Messrs. Minor and Lipps are also entitled to incidental benefits of employment under the agreements. Each of the employment agreements provides that a cash severance payment be made upon termination, other than for cause. In the case of Mr. Minor, such cash severance is equal to the highest cash compensation paid in any of the last three fiscal years immediately prior to termination and with respect to Mr. Lipps, such cash severance payment is equal to the cash compensation paid in the previous fiscal year immediately prior to termination. In addition, Mssrs. Minor and Lipps will receive immediate vesting of all previously unvested common stock and stock options and have the right to voluntarily terminate their employment, and receive the same severance arrangement detailed above following (i) any “person” becoming a “ beneficial” owner of stock of Sonic Foundry representing 50% or more of the total voting power of Sonic Foundry’s then outstanding stock; or, (ii) Sonic Foundry is acquired by another entity through the purchase of substantially all of its assets or securities and following such acquisition, Gary Weis does not remain as Chief Executive Officer of the Board of Directors of Sonic Foundry or the acquisition is without the written consent of the Board of Directors of Sonic Foundry; or (iii) Sonic Foundry is merged with another entity, consolidated with another entity or reorganized in a manner in which any “person” is or becomes a “beneficial” owner of stock of the surviving entity representing 50% or more of the total voting power of the surviving entity’s then outstanding stock; and Messrs. Minor or Lipps is demoted without cause or his duties are substantially altered. Pursuant to the employment agreements, each of Messrs. Minor and Lipps has agreed not to disclose our confidential information and not to compete against us during the term of his employment agreement and for a period of one year thereafter. Such non-compete clauses may not be enforceable, or may only be partially enforceable, in state courts of relevant jurisdictions.

Effective September 30, 2011, the Company entered into an amended and restated employment agreement with Mr. Weis. Pursuant to the terms of the amended and restated employment agreement, Mr. Weis will receive an annual base salary subject to increase at the discretion of the Board. Mr. Weis may also receive a performance bonus at the discretion of the Board. Mr. Weis in addition will assume duties as are customarily performed by a Chief Technology Officer.

The amended and restated employment agreement will continue in effect until terminated as set forth therein. In the event Mr. Weis’s employment is terminated without cause, as defined in the amended and restated employment agreement, or in the event his employment is constructively terminated, Mr. Weis shall be entitled to receive, in equal bi-weekly installments over a one-year period, compensation equal to one and five hundredths (1.05) multiplied by the highest cash compensation paid to Mr. Weis in any of the last three years immediately prior to his termination. In the event of a Change of Control, as defined in the amended and restated employment agreement, Mr. Weis is entitled to terminate the agreement within one year following such Change of Control, in which event he shall be entitled to receive, in a lump sum payable within thirty days of such termination, compensation equal to two and one-tenth (2.1) multiplied by the highest cash compensation paid to Mr. Weis in any of the last three fiscal years immediately prior to his termination. In any of the above events, (i) all of Mr. Weis’s unvested stock options and stock grants shall vest immediately upon termination, and (ii) Mr. Weis shall receive health insurance continuation as required by COBRA, salary accrued to the date of termination, and any accrued vacation pay. Mr. Weis has further agreed not to disclose the Company’s proprietary information, and, until one year following the termination of his employment agreement, not to compete with the Company or solicit the Company’s employees. Such non-compete clause may not be enforceable, or may be only partially enforceable, in state courts of relevant jurisdiction.

For illustrative purposes, if Sonic terminated the employment of Mr. Weis (not for cause) on September 30, 2013, Sonic would be obligated to pay $495,122, representing 1.05 times the cash compensation paid Mr. Weis during fiscal 2013 and $990,244 if Mr. Weis elected to terminate his employment on September 30, 2013, following a change of control as defined in the employment agreement. If Sonic terminated Messrs. Minor and Lipps on September 30, 2013, (not for cause), or if Messrs. Minor and Lipps elected to terminate their employment following a demotion or alteration of duties on September 30, 2013, and a change of control as defined in the employment agreements had occurred, Sonic would be obligated to pay $318,286 and $307,809, respectively. In addition, any non-vested rights of Messrs. Weis, Minor and Lipps under the Employee Plans, would vest as of the date of employment termination. The value of accelerated vesting of the options under these circumstances would be $138,000 for Mr. Weis and $98,000 for both Mssrs. Minor and Lipps.

Personal Benefits

Our executives receive a limited number of personal benefits certain of which are considered taxable income to them and which are described in the footnotes to the section of this Proxy Statement entitled “Summary Compensation Table”.

Internal Revenue Code Section 162(m)

Internal Revenue Code Section 162(m) limits the ability of a public company to deduct compensation in excess of $1 million paid annually to each of the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table. There are exemptions from this limit, including compensation that is based on the attainment of performance goals that are established by the Committee and approved by the Company stockholders. No executive officer was affected by this limitation in fiscal 2013.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Sonic has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement.

COMPENSATION COMMITTEE

David C. Kleinman, Chair

Mark D. Burish

Michael H. Janowiak

Summary Compensation

The following table sets forth the compensation of our principal executive officer, our principal financial officer and our other two executive officers for the fiscal year ended September 30, 2013.

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($)(1) (f)	Non-Equity Incentive Plan Compensation ($)(2) (g)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compen- sation ($)(3) (i)	Total ($) (j)

Gary R. Weis Chief Executive and Chief Technology Officer	2013 2012 2011	395,865 378,400 170,000	— — —	— — —	198,560 — 191,880	79,461 75,680 74,923	— — —	13,214 6,986 —	687,100 461,066 436,803

Kenneth A. Minor Chief Financial Officer and Secretary	2013 2012 2011	267,502 255,123 247,092	— — —	— — —	108,800 103,400 98,416	37,588 50,784 49,144	— — —	16,718 16,809 14,041	430,608 426,116 408,693

Robert M. Lipps Executive Vice President - Sales	2013 2012 2011	205,308 195,811 189,696	— — —	— — —	108,800 103,400 98,416	102,501 109,911 101,248	— — —	9,900 8,787 9,072	426,509 417,909 398,432

(1)

The option awards in column (f) represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for stock options granted during the fiscal year. The assumptions and methodology used in calculating the compensation expense of the option awards are provided in Sonic’s Form 10-K. See Note 1, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K. The amounts in this column represent value attributed to the awards at the date of grant and not necessarily the actual value that will be realized by the executive. There can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the ASC Topic 718 value.

(2)	The amounts in column (g) represent cash bonuses which were awarded for performance during the prior fiscal year based on a pre-established formula.
(3)

The amount shown under column (i) for the fiscal year 2013 includes Sonic’s matching contribution under our 401(k) plan of $13,214, $10,393 and $9,900 for Messrs Weis, Minor and Lipps. Mr. Minor receives $650 per month as a car allowance of which the taxable personal portions were $6,325. Mr. Lipps receives a car allowance of $700 per month of which there was no taxable personal portion. Mr. Weis received car and housing allowances totaling $2,500 per month, of which there was no taxable personal portion.

Grants of Plan-Based Awards

The Following table shows the plan-based awards granted to the Named Executive Officers during fiscal 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All other stock awards: Number of Shares of stock or units (#) (i)	All other option awards: Number of Securities Underlying Options (#) (j)	Exercise or base price of option awards ($/Sh) (1) (k)	Grant Date fair Value of Stock and option awards ($) (2) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Gary R. Weis	10/17/12	—	—	—	—	—	—	—	73,000	7.80	198,560
Kenneth A. Minor	10/17/12	—	—	—	—	—	—	—	40,000	7.80	108,800
Robert M. Lipps	10/17/12	—	—	—	—	—	—	—	40,000	7.80	108,800

(1)	Sonic grants employee stock options with exercise prices equal to the closing stock price on the date of grant.
(2)

The amount reported in column (l) represents the grant date fair value of the award following the required FASB ASC Topic 718 compensation methodology. Grant date fair value is calculated using the Lattice method. See Note 1, “Stock Based Compensation” in the Notes to the Consolidated Financial Statements in Sonic’s Form 10-K for the fiscal year ended September 30, 2013 for an explanation of the methodology and assumptions used in FASB ASC Topic 718 valuation. With respect to the option grants, there can be no assurance that the options will ever be exercised (in which case no value will be realized by the executive) or that the value on exercise will equal the FASB ASC Topic 718 value.

Sonic grants options to its executive officers under our employee stock option plans. As of September 30, 2013, options to purchase a total of 997,045 shares were outstanding under the plans, and options to purchase 384,129 shares remained available for grant thereunder.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information concerning outstanding equity awards as of September 30, 2013 held by the Named Executive Officers.

			Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (1)(2) (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)(2) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (1)(2) (e)	Option Expiration Date (1) (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Gary R. Weis	2,000 2,000 2,000 2,000 2,000 2,000 5,000 2,000 2,000 2,000 16,667 0	0 0 0 0 0 0 0 0 0 0 33,333 73,000	None	19.40 13.40 12.30 17.40 37.60 8.00 5.00 5.50 6.90 14.83 8.68 7.80	2/9/2014 5/24/2014 5/15/2015 3/15/2016 3/15/2017 3/6/2018 11/3/2018 3/5/2019 3/4/2020 3/3/2021 9/30/2021 10/17/2022
Kenneth A. Minor	5,000 12,000 6,000 9,414 9,167 0	0 0 0 4,979 18,333 40,000	None	14.50 15.50 5.26 15.21 9.46 7.80	11/26/2014 12/04/2017 12/2/2019 11/24/2020 10/24/2021 10/17/2022
Robert M. Lipps	2,500 750 1,500 2,500 10,000 6,000 6,000 9,414 9,167 0	0 0 0 0 0 0 0 4,979 18,333 40,000	None	22.60 37.10 15.50 7.50 7.80 5.30 5.26 15.21 9.46 7.80	04/10/2016 12/07/2016 12/04/2017 03/10/2018 04/16/2018 11/10/2018 12/2/2019 11/24/2020 10/24/2021 10/17/2022

(1)

All options were granted under either our stockholder approved Employee Stock Option Plans or the Non-Qualified Stock Option Plan. All unexercisable options listed in the table become exercisable over a three-year period in equal annual installments beginning one year from the date of grant.

(2)	All options have been adjusted for the one-for-ten reverse stock split of the Company’s shares completed on November 16, 2009.

Option Exercises and Stock Vested

The following table shows information concerning option exercises in fiscal 2013 by the Named Executive Officers.

	Option Awards		Stock Awards
	Number of		Number
	Shares	Value	of Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on	on	on
	(#)	Exercise	Vesting	Vesting
		($)	(#)	($)

None

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	920,987	$ 10.31	384,129

Equity compensation plans not approved by security holders (2)	76,058	12.24	-

Total	997,045	$ 10.54	384,129

(1)

Consists of the 2009 Stock Incentive Plan, Employee Incentive Stock Option Plan and the Amended Directors Stock Option Plans. For further information regarding these plans, reference is made to Note 5 of the financial statements.

(2)	Consists of the Non-Qualified Stock Option Plan. For further information regarding this plan, reference is made to Note 5 of the financial statements.

Compensation Committee Interlocks and Insider Participation

The members of the Executive Compensation Committee of Sonic’s Board of Directors for fiscal 2013 were those named in the Executive Compensation Committee Report. No member of the Committee was at any time during Fiscal 2013 or at any other time an officer or employee of Sonic Foundry, Inc.

No executive officer of Sonic Foundry, Inc. has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board of Directors of Sonic Foundry.

PROPOSAL TWO: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

The core of Sonic’s executive compensation policies and practices continues to be to pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. We urge you to read the Compensation Discussion and Analysis section of this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the 2013 compensation of our Named Executive Officers.

The U.S. Congress has enacted requirements commonly referred to as the “Say on Pay” rules. As required by those rules, we are asking you to vote on the adoption of the following resolution:

BE IT RESOLVED by the stockholders of Sonic Foundry, Inc., that the stockholders approve the compensation of Sonic’s Named Executive Officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules.

As an advisory vote, this Proposal is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

The affirmative vote of a majority of the shares of Sonic common stock cast at the Annual Meeting is required for approval of this Proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR Proposal Two.

PROPOSAL THREE: PROPOSAL TO AMEND THE 2008 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors believe that it is in the best interest of Sonic and its stockholders to amend the 2008 Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 100,000 to 150,000. The 2008 Employee Stock Purchase Plan was approved at the annual stockholders meeting held March 6, 2008 and in the opinion of the Company, enhanced the interest of employees in the continued success of Sonic and served to align the interests of the employees and stockholders. In addition, the Board of Directors is of the opinion that employee stock purchase plans provide an aid in recruiting highly qualified and talented employees. At January 10, 2014 there are 10,600 shares available for issuance under the plan.

For these reasons, the Board of Directors authorized the amendment of the 2008 Employee Stock Purchase Plan (the “Purchase Plan”) to increase the number of shares of common stock subject to the plan from 100,000 to 150,000, subject to the approval of stockholders at the Annual Meeting.

The following is a summary of the material provisions of the Purchase Plan. This summary is qualified in its entirety by reference to the specific provisions of the Purchase Plan, the full text of which is attached to this Proxy Statement as Annex A.

Summary of the Purchase Plan

Common Stock Subject To Plan

Subject to adjustment as provided below, 150,000 shares of Common Stock will be available for issuance under the Purchase Plan. Shares of Common Stock delivered under the Purchase Plan may be authorized and unissued shares or reacquired shares. As of January 10, 2014, the fair market value of one share of Common Stock was $10.17.

Participation

Any employee who has completed 90 days of employment with Sonic or any Designated Subsidiary of Sonic on the first day of each offering period will be eligible to participate in the Purchase Plan. A Designated Subsidiary of Sonic is any majority-owned subsidiary of Sonic that has been designated by the Board of Directors as eligible to participate in the Purchase Plan with respect to its Employees. An employee of Sonic or a Designated Subsidiary of Sonic who, after the grant of an option to purchase, would hold common stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of Sonic will not be eligible to participate. As of January 10, 2014, approximately 120 employees of Sonic would be eligible to participate in the Purchase Plan.

Purchases Under The Purchase Plan

Sonic will continue to make bi-annual offerings to eligible employees of options to purchase shares of Common Stock under the Purchase Plan on the first trading day of January and July, commencing July 1, 2014. Each offering period will be for a period of six months from the date of offering, and each eligible employee as of the date of offering will be entitled to purchase shares of Common Stock at a purchase price equal to the lower of 85% of the fair market value of Common Stock on the first trading day of the offering period or 85% of the fair market value of Common Stock on the last trading day of the offering period.

Payment for shares of Common Stock purchased under the Purchase Plan will be made by authorized payroll deductions from an employee’s Total Wages. Subject to the terms of the Purchase Plan, eligible employees who desire to participate in the Purchase Plan will designate a stated whole percentage of their total wages, up to a maximum of 10%, to be deducted from their total wages and held by Sonic until the date of purchase. No participant in the Purchase Plan will be permitted to purchase Common Stock under the Purchase Plan if such option would permit his or her rights to purchase stock under the Purchase Plan to accrue at a rate that exceeds $25,000 of the fair market value of such shares (determined as of the date of grant of such right), or that exceeds 1,000 shares, for each calendar year during which any option granted to such individual under any such plan is outstanding at any time.

A participant will have none of the rights or privileges of a stockholder of Sonic (including the right to receive dividends) until the shares purchased under the Purchase Plan are fully paid for and issued.

Withdrawal

An employee may withdraw from the plan if such request is made at least 30 days prior to the end of a contribution period. Such withdrawal request and the refund of all cash contributions, without interest, will be made as soon as administratively feasible and all options will be cancelled. Once terminated, an employee will be eligible for reenrollment in the plan beginning with the contribution period beginning immediately following the next contribution period.

Termination Of Participation

An employee’s participation in the Purchase Plan will be terminated when he or she: (1) voluntarily elects to withdraw his or her entire account; (2) resigns or is discharged from Sonic and all Designated Subsidiaries of Sonic; or (3) dies.

Administration

The Purchase Plan will continue to be administered by the Compensation Committee of the Board or such other committee established by the Board of Directors of Sonic (“the Committee”).

Modification and Termination

The Committee may terminate the Purchase Plan at any time or make any amendment or modification it deems advisable.

Adjustments

Appropriate and proportionate adjustments will be made in the number and class of shares available under the Purchase Plan, and to the rights granted under the Purchase Plan and the prices applicable to such rights, to reflect changes in the outstanding stock that occur because of stock dividends, stock splits, recapitalizations, reorganizations, liquidations, or other similar events.

Transferability

A participant’s rights under the Purchase Plan are exercisable only by such participant and may not be transferred in any manner.

Federal Income Tax Consequences

Sonic has been advised that under current law the federal income tax consequences to participants and Sonic of options granted under the Purchase Plan would generally be as set forth in the following summary. This summary is not a complete analysis of all potential tax consequences relevant to participants and Sonic and does not describe tax consequences based on particular circumstances. For these reasons, participants should consult with a tax advisor as to any specific questions regarding the tax consequences of participation in the Purchase Plan.

It is intended that the option to purchase shares of Common Stock granted under the Purchase Plan will constitute an option issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. If shares are purchased under the Purchase Plan, and no disposition of these shares is made within two years of the date of grant of the option, or within one year after the purchase of the shares, then no income will be realized by the employee at the time of the transfer of the shares to such employee. When an employee sells or otherwise disposes of the shares, or in the event of his death (whenever occurring) while owning such shares, there will be included in his or her gross income, as compensation, an amount equal to the lesser of: (i) the amount by which the fair market value of the shares on the first trading day of the offering period exceeds the purchase price for the shares, or (ii) the amount by which the fair market value at the time of disposition or death exceeds the purchase price per share. Any further gain will be treated for tax purposes as long-term capital gain, provided that the employee holds the shares for the applicable long-term capital gain holding period after the last day of the offering period applicable to such shares.

No deduction will be allowed to Sonic for federal income tax purposes in connection with the grant or exercise of the option to purchase shares under the Purchase Plan, provided there is no disposition of shares by a participant within either the two-year or the one-year periods referred to above. If an employee disposes of the shares within either the two-year or the one-year periods referred to above, he or she will realize ordinary income in the year of disposition in an amount equal to the difference between the purchase price and the fair market value of the shares at the time of exercise of the option, and Sonic will be entitled to a deduction in the same amount. Any difference between the amount received upon such a disposition and the fair market value of the shares at the time of exercise of the option will be capital gain or loss, as the case may be.

Plan Benefits

Participation in the Purchase Plan is voluntary and each eligible employee will make his or her own election whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Purchase Plan.

Provision to Purchase Additional Shares of Common Stock by Employees and Directors

Apart from the Plan provisions set forth above, the Committee has the power and authority to allow any Employee or director to receive Shares in lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired thereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this portion of the Plan shall not be subject to the requirements of Section 423 of the Code and the federal income tax consequences set forth above shall not apply thereto.

Vote Required

The amendment of the Purchase Plan requires the approval of a majority of the outstanding shares present and entitled to vote at the meeting.

The Board of Directors unanimously recommends a vote FOR Proposal 3 to amend the Employee Stock Purchase Plan.

PROPOSAL FOUR: PROPOSAL TO AMEND THE

2009 STOCK INCENTIVE PLAN

We are asking our stockholders to approve an amendment to the 2009 Stock Incentive Plan to increase the number of shares of common stock subject to the plan by 800,000 at the Annual Meeting (in this proposal, the “Amended 2009 Plan”). On January 17, 2014, the Board approved the Amended 2009 Plan, subject to stockholder approval.

The purpose of the Amended 2009 Plan is to promote the interests of the Company and its stockholders by strengthening the Company’s ability to attract and retain experienced and knowledgeable employees and to furnish additional incentives to those employees upon whose judgment, initiative and efforts the Company largely depends. The 2009 Plan provided for the grant of up to 1,000,000 stock options. As of September 30, 2013, the Company had granted options for 746,851 shares and had forfeitures totaling 101,456, leaving a balance of 354,605. During the quarter ended December 31, 2013, the Company granted options for 246,900 shares under the 2009 Plan and cancelled 3,800 options, leaving a balance at December 31, 2013 of 111,505. We recommend approval of the Amended 2009 Plan to provide for an aggregate number of shares that may be subject to awards under the Amended 2009 Plan of 1,800,000.

We presently anticipate that the number of Available Shares under the Amended 2009 Plan will be sufficient for issuance of awards under our equity compensation for three years. Except with respect to the number of shares of common stock subject to equity awards, there are no material differences between the prior 2009 Stock Incentive Plan and the Amended 2009 Plan.

Why You Should Vote for the Amended 2009 Plan

There are a Limited Number of Options Remaining to be Granted Under the 2009 Plan

Equity awards are currently made to officers and employees exclusively from our 2009 Stock Incentive Plan. As of December 31, 2013, we had a balance of 111,505 options remaining to be granted under our 2009 Stock Incentive Plan. We currently grant approximately 300,000 options per year. If we do not adopt the Amended 2009 Plan we will be unable to issue a significant number of equity awards unless our stockholders approve a new stock plan. We anticipate that we will have difficulty attracting, retaining, and motivating officers and employees if we were unable to make equity awards to them. In addition, we believe that equity awards are an effective compensation vehicle because they offer significant potential value with a smaller impact on current income and cash flow. Therefore, we are asking our stockholders to approve the Amended 2009 Plan.

Equity Incentives are an Important Part of our Compensation Philosophy

Approval of the Amended 2009 Plan is critical to our ongoing effort to create stockholder value. As discussed in the Compensation Discussion and Analysis earlier in this Proxy Statement, equity-based incentives are an integral part of our compensation program. We grant stock options to substantially all of our employees. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the talent necessary to successfully grow the Company.

The Amended 2009 Plan Combines Compensation and Governance Best Practices

Some of the key features of the Plans that are designed to protect our stockholders’ interest and to reflect corporate governance best practices are as follows:

Continued broad-based eligibility for equity awards. We grant equity awards to substantially all of our employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the Company.

Reasonable share counting provisions. In general, when awards granted under the Plans expire or are cancelled, the shares reserved for those awards will be returned to the share reserve and be available for future issuance under the Plans. However, shares of common stock received from the exercise of stock options or withheld for taxes will not be returned to the share reserve.

Option exercise price. Under the Amended 2009 Plan, the exercise price per share of stock options may not be less than 100% of the fair market value on the date of grant.

Repricing is not allowed. Under the Amended 2009 Plan, repricing of stock options (including reduction in the exercise price of stock options or replacement of an award with cash or another award type) is prohibited without prior stockholder approval.

Limitations on Amendments. The Amended 2009 Plan requires stockholder approval for material amendments to the Plan, including (i) a material increase in the benefits accrued to participants under the Plan, (ii) a material increase in the number of securities that may be issued under the Plan, (iii) a material expansion of the class of individuals eligible to participate in the Plan, or (iv) an extension to the term of the Plan.

Description of the Amended 2009 Plan

A description of the principal features of the Amended 2009 Plan is set forth below. The summary is qualified in its entirety by the detailed provisions of the Amended 2009 Plan, a copy of which is attached to this Proxy Statement as Annex B.

Purpose. The Amended 2009 Plan is intended to provide incentives to the Company’s officers, directors, and employees by providing them with opportunities to acquire a direct proprietary interest in the operations and future success of the Company.

Effective Date. The Amended 2009 Plan will become effective on the date on which it is approved by the stockholders (the “Effective Date”).

Types of Awards. The Amended 2009 Plan provides for the following types of awards: (i) incentive stock options, (ii) non-qualified stock options, (iii) restricted stock awards, (iv) restricted stock units, (v) performance stock awards, (vi) and other stock-based awards (collectively, “Awards”).

Administration. Our Board, or a committee of the Board consisting of at least two members of the Board, will administer the Amended 2009 Plan. The Board may delegate responsibility for administration of the Plan to different committees, subject to any limitations the Board deems appropriate. The Board, or any two member committee of the Board (hereinafter, the “Committee”), has full authority to administer the Plan, including authority to interpret and construe any relevant provisions of the Plan, to adopt rules and regulations that it deems necessary, to determine which individuals are eligible to participate and/or receive Awards under the Plan, to determine the amount and/or number of shares subject to the Award, and to determine the terms of the Award (which need not be identical). The Committee may delegate its authority to grant Awards under the Amended 2009 Plan to one or more of the Company’s executive officers to the extent permitted by applicable law, provided the grantees are not executive officers or directors of the Company.

The Committee has the power to approve the form of Award agreements, and to amend or adopt sub-plans to permit employees who reside outside the United States to participate in the Amended 2009 Plan. The Committee does not have authority under the Amended 2009 Plan to reduce the exercise or purchase price of any outstanding Award or to cancel and re-grant an outstanding Award if such action would reduce the exercise or purchase price of the Award, in either case, absent prior approval of the stockholders for such an action.

The Board has delegated administration of the 2009 Stock Incentive Plan, and any amendments thereto, including the Amended 2009 Plan to the Executive Compensation Committee.

Stock Subject to the Amended 2009 Plan. The common stock issued or to be issued under the Amended 2009 Plan consists of authorized but unissued shares or issued shares that have been reacquired by the Company in any manner. Subject to adjustment made in connection with a recapitalization, change in control and certain other events set forth in the Amended 2009 Plan, the maximum number of shares subject to Awards which may be issued pursuant to the Amended 2009 Plan will be 1,800,000 shares of common stock. In addition, if any Award granted under the Amended 2009 Plan is not exercised or is forfeited, lapses or expires, or otherwise terminates without delivery of any common stock subject thereto, the shares subject to such Award will again be available for future grants of Awards under the Plan. The number of shares of common stock available for issuance under the Amended 2009 Plan will not be increased by any shares tendered or Awards surrendered in connection with the purchase of shares of common stock upon exercise of an option or any shares of common stock deducted or forfeited from an Award in connection with our withholding obligations.

Eligibility and Limitations on Grants. Awards under the Amended 2009 Plan may be made to employees, officers, directors and consultants of the Company or any present or future parent or subsidiary of the Company or other business venture in which the Company has a substantial interest (“Related Entities”). Awards made to non-employee directors under the Amended 2009 Plan may only be granted and administered by a committee meeting the independence requirements of the exchange on which the Company’s common stock is listed.

Terms of Options. The Amended 2009 Plan permits grants of stock options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code (the “Code”) and stock options that do not qualify as ISOs (“non-qualified” options). Options granted under the Amended 2009 Plan will be non-qualified options if they fail to qualify as ISOs or exceed the annual limit on ISOs. Only employees of the Company may receive ISOs. Non-qualified options may be granted to any persons eligible to receive ISOs and to directors and consultants of the Company. The exercise price of a stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of grant (for an incentive stock option, 110% if the optionee is a 10% holder of our common stock). The term of option will not be longer than ten years (or, in the case of a 10% owner of our common stock, five years if the option is an ISO) and may be subject to restrictions on transfer.

Options may be exercised in whole or in part with written or electronic notice to the Company’s delegate for receipt of such notice, accompanied by full payment of the exercise price for the number of shares being purchased. Subject to the discretion of the Committee, the exercise price may be paid in cash, by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of common stock, by a “net exercise arrangement”, or any other form of legal consideration deemed acceptable by the Committee.

Options generally terminate ninety days after termination of an optionee’s service or as set forth in the option agreement. The optionee may have longer to exercise when termination is due to disability or death. No option may be exercised beyond the expiration of its term. The ability to exercise options may be accelerated by the Committee, subject to compliance with the provisions of the Amended 2009 Plan.

Terms of Restricted Stock. The Amended 2009 Plan permits grants of restricted stock entitling recipients to acquire shares of the Company’s common stock, subject to the right of the Company to require forfeiture of such shares in the event that conditions specified by the Committee in the applicable award agreement are not satisfied. Subject to the provisions of the Amended 2009 Plan, the Committee will determine the terms and conditions of any restricted stock award, including the grant date and vesting schedule for the award.

Terms of Restricted Stock Units. The Amended 2009 Plan permits awards of restricted stock units entitling recipients to acquire shares of the Company’s common stock (or the cash equivalent) in the future. Subject to the provisions of the Amended 2009 Plan, the Committee will determine the terms and conditions of any restricted stock unit award, including the grant date and vesting schedule for the award.

Other Stock-Based Awards. The Amended 2009 Plan permits awards of shares of the Company’s common stock, and other awards that are valued by reference to, or are otherwise based on, shares of the Company’s common stock or property, including awards entitling recipients to receive shares of the Company’s common stock in the future. Such awards may also be available as a form of payment in the settlement of other awards granted under the Amended 2009 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Subject to the discretion of the Committee, the awards may be paid in shares of common stock or cash. Subject to the provisions of the Amended 2009 Plan, the Committee will determine the terms and conditions of such other stock-based awards, including any purchase price that may be applicable to the award.

Performance Awards. Under the Amended 2009 Plan, certain restricted stock awards, restricted stock unit awards and other stock-based awards may be subject to the achievement of performance goals. For performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the vesting and/or delivery of shares for such awards will occur upon achievement of one or more of the following objective performance measures, as determined by the Committee in its discretion: earnings per share, return on average equity or average assets in relation to a peer group of companies designated by the Committee, earnings, earnings growth, earnings before interest, taxes and amortization (EBITA), operating income, gross or product margins, revenues, expenses, stock price, market share, reductions in non-performing assets, return on sales, assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, net cash provided from continuing operations, stock price appreciation, total shareholder return, cost control, strategic initiatives, net operating profit after tax, pre-tax or after-tax income, cash flow, or a combination of one or more of these measures, which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. These performance measures may be adjusted to exclude the effect of various events that may occur during the performance period, including: extraordinary items and any other unusual or non-recurring items; discontinued operations; gains or losses on the dispositions of discontinued operations; the cumulative effects of changes in accounting principles; the writedown of any asset; and charges for restructuring and rationalization programs. In addition, such performance measures:

may vary by participant and may be different for different performance awards;

may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and may cover such period as may be specified by the Committee; and

shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m) of the Code.

Notwithstanding any other provision of the Plan, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to performance awards intended to qualify as performance-based compensation under 162(m) of the Code, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the participant or a change in control of the Company.

Awards that are not intended to qualify as performance-based compensation under 162(m) of the Code may be based on these or such other performance measures as the Committee may determine.

Adjustments and Recapitalization. In the event that any change is made to the shares of common stock issuable under the Amended 2009 Plan, whether through merger, consolidation, stock split, stock dividend, extraordinary cash dividend, recapitalization, combination of shares, exchange of shares, or other similar event, then appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and, if applicable, price per share in effect under each outstanding Award under the Plan, and (iii) the maximum number of shares issuable to one individual in a calendar year under the Plan.

Change in Control Provisions. In the event of a change in control of the Company, outstanding Awards may be assumed, continued or substituted by the successor corporation. If the successor corporation does not assume, continue or substitute such Awards, then all Awards held by a participant, immediately prior to the effectiveness of the change in control, will become fully vested and exercisable.

Notwithstanding the foregoing, in the event of a change in control, all outstanding Awards held by the participant will, immediately prior to the effectiveness of the change in control, become vested and exercisable as to an additional number of shares equal to the number of shares that would have become vested and exercisable on the date twelve months after the effectiveness of the change in control. If the participant has been employed by the Company for less than twelve months immediately prior to the change in control, the number of vested and exercisable shares will be increased by the number of shares that would have become vested and exercisable on the date six months after the consummation of the change in control. In addition, if, within six months following the change in control, the successor corporation terminates the employment of a participant without cause, all Awards held by the participant will become fully vested and exercisable.

Under the Amended 2009 Plan, a “change in control” generally means any of the following events: (i) a person (as defined by Sections 13(d) and 14(d) of the Exchange Act, as amended) becomes the beneficial owner of securities representing 35% or more of the combined voting power of the Company’s then outstanding securities; (ii) the Company’s incumbent directors cease to constitute a majority of the Board; (iii) a consummated merger or consolidation of the Company with any other corporation; or (iv) the stockholders approve a plan of liquidation or dissolution or an agreement for the sale of all or substantially all of the Company’s assets.

Term and Amendment of the Plan. The Amended 2009 Plan is scheduled to expire ten years from the Effective Date of the 2009 Stock Incentive Plan. The Board may amend or modify the Amended 2009 Plan in any respect to the extent the amendment or modification does not adversely affect a holder’s rights under any outstanding Award without the holder’s consent; however, stockholder approval is required for any amendment that (i) materially increases the benefits accrued to participants under the Plan, (ii) materially increases the number of securities which may be issued under the Plan, (iii) materially expands the class of individuals eligible to participate in the Plan, or (iv) extends the term of the Plan. In addition, certain amendments may, as determined by the Board in its discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including any applicable exchange on which our common stock is listed.

Tax Withholding. Participants in the Amended 2009 Plan are responsible for the payment of any foreign, federal or state tax that we are required by law to withhold upon any exercise or vesting of an Award. Subject to the discretion of the Committee, participants may satisfy such tax obligations by delivery of shares of common stock, including shares retained from the Award creating the tax obligations, valued at their fair market value. The Company may, to the extent permitted by law, deduct such tax obligations from any payment of any kind otherwise due to the participant.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the Amended 2009 Plan. It does not describe all federal tax consequences under the Amended 2009 Plan, nor does it discuss state, local or foreign tax consequences.

Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and more than one year after the exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Section 162(m) of the Code, we are generally entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory Stock Options. No taxable income is recognized by an optionee upon the grant of a nonstatutory stock option. Upon exercise, the optionee will recognize ordinary income equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Assuming we comply with Section 162(m) of the Code, we will be entitled to an income tax deduction in the tax year in which the optionee recognizes the ordinary income. When the optionee disposes of shares granted as a nonstatutory stock option, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while common stock is subject to restrictions will be subject to withholding taxes. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of restricted stock units under the Amended 2009 Plan. A grantee who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Performance Awards. The award of a performance award will have no federal income tax consequences for us or the grantee. The payment of the award is taxable to a grantee as ordinary income. If we comply with the restrictions of Section 162(m) of the Code, we will be entitled to a tax deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 280(G). To the extent payments that are contingent on a change in control are determined to exceed certain Code limitations, they may be subject to a 20% nondeductible excise tax and our deduction with respect to the associated compensation expense may be disallowed in whole or in part.

Section 409A. The Company intends for awards granted under the Amended 2009 Plan to comply with Section 409A of the Code.

New Plan Benefits

Because the Amended 2009 Plan will not be effective unless and until it is approved by the stockholders, no Awards will be granted under the 2009 Plan in excess of the current share limit until approved. The participants and types of Awards under the Amended 2009 Plan are subject to the discretion of the Committee and, as a result, the benefits or amounts that will be received by any participant or groups of participants if the Amended 2009 Plan is approved are currently not determinable. As of January 10, 2014 there were three executive officers, six non-employee directors, and approximately 120 employees who are eligible to participate in the Amended 2009 Plan. As of the Record Date, the closing price per share of our common stock was $10.17.

General

The amendment of the 2009 Stock Incentive Plan requires the approval of a majority of the outstanding shares entitled to vote at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR proposal 4, to amend the 2009 Stock Incentive Plan.

PROPOSAL FIVE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of Grant Thornton LLP (“GT”) as independent auditors to audit our financial statements for the year ending September 30, 2014, and has further directed that management submit the selection of independent public accountants for certification by the stockholders at the annual meeting. Representatives of GT are expected to be present at the annual meeting to respond to stockholders’ questions and to have the opportunity to make any statements they consider appropriate.

Stockholder ratification of the selection of GT as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of GT to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of Sonic and its stockholders.

The ratification of the appointment of GT as independent public accountants requires the approval of a majority of the votes cast at the Annual Meeting.

Recommendation of Board of Directors

The Board of Directors unanimously recommends a vote FOR proposal 5 ratifying the appointment of GT as independent auditors for Sonic Foundry.

Relations with Independent Auditors

GT has served as our independent public accountants since its appointment in July 2004. As stated in Proposal 5, the Board has selected GT to serve as our independent auditors for the fiscal year ending September 30, 2014.

Audit services performed by GT for Fiscal 2013 and 2012 consisted of the examination of our financial statements, review of fiscal quarter results, and services related to filings with the Securities and Exchange Commission (SEC). We also retained GT to perform certain audit related services associated with the audit of our benefit plan, and tax preparation and consultative services associated with the preparation of Federal and State tax returns. All fees paid to GT were reviewed, considered for independence and upon determination that such payments were compatible with maintaining such auditors’ independence, approved by Sonic’s audit committee prior to performance.

Fiscal Years 2013 and 2012 Audit Firm Fee Summary

During fiscal years 2013 and 2012, we retained GT to provide services in the following categories and amounts:

	Years Ended September 30,
	2013	2012
Audit Fees	$177,780	$168,200
Audit Related	11,950	12,250
Tax Fees	26,940	27,378

All of the services described above were approved by Sonic’s audit committee prior to performance. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. The audit committee has determined that the payments made to its independent accountants for these services are compatible with maintaining such auditors’ independence.

REPORT OF THE AUDIT COMMITTEE 1

The Audit Committee’s role includes the oversight of our financial, accounting and reporting processes, our system of internal accounting and financial controls and our compliance with related legal and regulatory requirements, the appointment, engagement, termination and oversight of our independent auditors, including conducting a review of their independence, reviewing and approving the planned scope of our annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any audit and non-audit services that may be performed by them, reviewing with management and our independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles. The Audit Committee held five meetings during fiscal 2013.

Mssrs. Kleinman, Burish and Janowiak meet the rules of the SEC for audit committee membership and are “independent” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and under Nasdaq listing standards. A copy of the Audit Committee Charter is available on Sonic’s website.

1     The material in this report is not “soliciting material”, is not deemed filed with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

As set forth in the Audit Committee Charter, management of Sonic is responsible for the preparation, presentation and integrity of Sonic’s financial statements and for the effectiveness of internal control over financial reporting. Management and the accounting department are responsible for maintaining Sonic’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Sonic’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

We have reviewed and discussed with our independent auditors, GT, matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees). We have received from the auditors a formal written statement describing the relationships between the auditor and Sonic that might bear on the auditor’s independence consistent with applicable requirements of the Public Company Accounting Oversight Board. We have discussed with GT matters relating to its independence, including a review of both audit and non-audit fees, and considered the compatibility of non-audit services with the auditors’ independence.

The members of the Audit Committee are not full-time employees of Sonic and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Sonic’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Sonic’s auditors are in fact “independent”.

We have reviewed and discussed with management and GT the audited financial statements. We discussed with GT the overall scope and plans of their audit. We met with GT, with and without management present, to discuss results of their examination and the overall quality of Sonic’s financial reporting.

Based on the reviews and discussions referred to above and our review of Sonic’s audited financial statements for fiscal 2013, we recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2013, for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE

David C. Kleinman, Chair

Mark D. Burish

Michael H. Janowiak

PROPOSAL SIX: AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF DIRECTOR CLASSES FROM FIVE TO THREE AND TO SHORTEN THE TERM OF DIRECTORS TO THREE YEARS

The Board of Directors recommends an amendment to the Company’s Amended and Restated Articles of Incorporation that would provide for decreasing the number of director classes from five to three and for shortening the term of directors from five to three years.

Our Board of Directors is currently divided into five classes, with members of each class holding office for staggered five-year terms. The amendment, if adopted, would result in all directors elected at the 2015 Annual Meeting and thereafter being elected to a maximum term of three years, but would not shorten the term of any existing director. Accordingly, directors elected at the 2014 Annual Meeting will be elected to five-year terms, expiring at the 2019 Annual Meeting.

The amendment is the product of the Board’s ongoing review of corporate governance matters. In making its recommendation, the Board considered the advantages of both a five-year and a three-year term. A longer term can promote continuity and enhance the stability of the board, encourage a longer-term perspective of company management and reduce a company’s vulnerability to coercive takeover tactics. The Board recognized these advantages but concluded that the advantage of allowing the stockholders the ability to evaluate directors more frequently outweighed them. The Board also considered having all of the directors elected on an annual basis, but concluded that the advantages of continuity and stability, along with the other advantages discussed above, outweighed the benefits of having directors serve only one-year terms. Consequently, the Board of Directors concluded that the proposed amendment to the Company’s Amended and Restated Articles of Incorporation is in the best interest of the Company and its stockholders. If the proposed amendment is not approved, the Board of Directors will continue to have five classes and terms of office of five years.

Approval of the amendment will cause Article FIFTH of the Company’s Amended and Restated Articles of Incorporation to be amended in its entirety to read as follows:

Text of Amendment:

FIFTH: NUMBER, QUALIFICATION AND TENURE. The number of directors shall be seven and the number of classes shall be three. The number of directors may be increased or decreased in accordance with the Bylaws of the Corporation. The Board of Directors shall never be less than the minimum number required by Maryland law or more than fifteen (15).

The directors who are to be elected or re-elected, as the case may be, at the 2015 Annual Meeting of Stockholders, shall serve for three-year terms, and shall be classified as Class A directors. The directors who are to be elected or re-elected, as the case may be, at the 2016 Annual Meeting of Stockholders, and continuing each third year thereafter, shall serve for three-year terms, or until their earlier resignation or removal, and shall be classified as Class B directors. The directors who are to be elected or re-elected, as the case may be, at the 2017 Annual Meeting of Stockholders, and continuing each third year thereafter, shall serve for three-year terms, or until their earlier resignation or removal, and shall be classified as Class C directors. Prior to the 2018 Annual Meeting of Stockholders, the Board of Directors shall classify the directors who are to be elected at the 2018 Annual Meeting of Stockholders into two classes, with one director to be elected in each class. Such directors, if elected, shall be designated as Class A and Class C directors, respectively, to serve until the Annual Meeting of Stockholders to be held in 2021 and 2020, respectively, or until their earlier resignation or removal. Beginning with directors elected or re-elected, as the case may be, at the 2019 Annual Meeting of Stockholders, directors shall serve until the Annual Meeting of Stockholders held on the third year following their election or re-election, as the case may be, or until their earlier resignation or removal.

Any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring in the Board of Directors may be filled by the Board of Directors acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors have been chosen and until their successors have been elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred or preference stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or especial meeting of stockholders, the election, term of office, filing of vacancies and any other business of directors shall be governed by the terms of these Amended and Restated Articles of Incorporation applicable thereto.

General

The amendment to the Company’s Amended and Restated Articles of Incorporation requires a two-thirds vote of the shares entitled to vote thereon at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR proposal 6, to amend the Amended and Restated Articles of Incorporation.

CERTAIN TRANSACTIONS

Frederick H. Kopko, Jr., a director and stockholder of Sonic Foundry, is a partner in McBreen & Kopko. Pursuant to the 1997 Directors’ Stock Option Plan, Mr. Kopko has been granted options to purchase 4,000 shares of Common Stock at exercise prices ranging from $17.40 to $37.60 and was granted options to purchase 12,000 shares of Common Stock at exercise prices ranging from $5.50 to $14.83 pursuant to the 2008 Non-Employee Directors Plan. During fiscal 2013, we paid the Chicago law firm of McBreen & Kopko certain compensation for legal services rendered subject to standard billing rates.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Sonic’s officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, to Sonic Foundry’s knowledge, all reporting persons complied with all applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

Code of Ethics

Sonic has adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to its principal executive, financial and accounting officers. Sonic Foundry will provide a copy of its code of ethics, without charge, to any investor who requests it. Requests should be addressed in writing to Mr. Kenneth Minor, Corporate Secretary, 222 West Washington Ave, Madison, WI 53703.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any stockholder who desires to contact our Board or specific members of our Board may do so electronically by sending an email to the following address: directors@sonicfoundry.com. Alternatively, a stockholder can contact our Board or specific members of our Board by writing to: Secretary, Sonic Foundry Incorporated, 222 West Washington Avenue, Madison, WI 53703.

Each communication received by the Secretary will be promptly forwarded to the specified party following normal business procedures. The communication will not be opened but rather will be delivered unopened to the intended recipient. In the case of communications to the Board or any group or committee of Directors, the Secretary will open the communication and will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope is addressed.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to be Considered for Inclusion in Sonic’s Proxy Materials. Stockholders of Sonic may submit proposals on matters appropriate for stockholder action at meetings of Sonic’s stockholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934. For such proposals to be included in Sonic’s proxy materials relating to its 2015 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied and such proposals must be received by Sonic no later than the anniversary date of 120 days prior to the date of this proxy statement (September 29, 2014). Such proposals should be delivered to Corporate Secretary, Sonic Foundry, Inc., 222 West Washington Avenue, Madison, Wisconsin 53703.

Requirements for Stockholders Proposals to be Brought Before the Annual Meeting.

Sonic’s bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to the Secretary not less than ninety nor more than one hundred twenty calendar days prior to the anniversary of the date on which Sonic held its immediately preceding annual meeting of stockholders. To be timely for the 2015 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by Sonic’s Secretary at the principal executive offices of Sonic between November 6, 2014 and December 6, 2014. However, in the event that the annual meeting is advanced by more than 30 days or delayed by more than 60 days from March 6, 2014, to be timely, notice by the stockholders must be so received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth calendar day following the date on which public announcement of the date of the annual meeting is first made. In no event will the public announcement of an adjournment of an annual meeting of stockholders commence a new time period for the giving of a stockholder’s notice as provided above. A stockholder’s notice to Sonic’s Secretary must set forth the information required by Sonic’s bylaws with respect to each matter the stockholder proposes to bring before the annual meeting.

In addition, the proxy solicited by the Board of Directors for the 2015 Annual Meeting of Stockholders will confer discretionary authority to vote on (i) any proposal presented by a stockholder at that meeting for which Sonic has not been provided with notice on or prior to the anniversary date of 45 days prior to the date of this proxy statement (December 13, 2014) and (ii) any other proposal, if the 2015 proxy statement briefly describes the matter and how management’s proxy holders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934. Notwithstanding the above, all stockholder proposals must comply with the provisions of Sonic’s bylaws.

OTHER MATTERS

The Board of Directors has at this time no knowledge of any matters to be brought before this year’s Annual Meeting other than those referred to above. However, if any other matters properly come before this year’s Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters.

GENERAL

A copy of our Annual Report to Stockholders for the fiscal year ended September 30, 2013 is being mailed, together with this Proxy Statement, to each stockholder. Additional copies of such Annual Report and of the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from us. We will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of Common Stock. In addition, directors, officers and regular employees of Sonic and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. All expenses in connection with soliciting management proxies for this year’s Annual Meeting, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy are to be paid by Sonic.

Sonic will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of Sonic’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended September 30, 2013, including the financial statements and schedules thereto. Exhibits to said report, and exhibits to this proxy statement, will be provided upon payment of fees limited to Sonic’s reasonable expenses in furnishing such exhibits. Written requests should be directed to

Investor Relations, 222 West Washington Avenue, Madison, Wisconsin 53703. We also make available, free of charge, at the “Investor Information” section of our website, our annual report on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, our proxy statement, amendments and exhibits to such reports as soon as practicable after the filing of such reports, exhibits and proxy statements with the Securities and Exchange Commission.

In order to assure the presence of the necessary quorum at this year’s Annual Meeting, and to save Sonic the expense of further mailings, please date, sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of a proxy will not prevent a stockholder of record from voting in person at the meeting.

By Order of the Board of Directors,

January 31, 2014	Kenneth A. Minor, Secretary

Exhibit A

SONIC FOUNDRY, INC.,

2008 EMPLOYEE STOCK PURCHASE PLAN AS AMENDED

The following constitute the provisions of the 2008 Employee Stock Purchase Plan of Sonic Foundry, Inc.

Section 1. Purpose.

The purpose of the Plan is to enable the Company to obtain and retain the services of employees. In addition, the Plan provides a convenient, meaningful opportunity for employees to purchase Sonic Foundry, Inc. stock, thereby increasing participating employees’ personal interest in the Company’s success. It is the intention of the Company to have a portion of the Plan qualify as an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Code, and it is intended that such portion of the Plan be treated as a separate plan which shall comply with Section 423 of the Code in all respects. Separately, certain provisions of this Plan document govern the purchase of Sonic Foundry, Inc. stock other than through the portion of the Plan governed by Section 423 of the Code, and it is intended that such purchases shall not be subject to the requirements of Section 423 of the Code. In addition, certain provisions of this plan document govern certain purchases of stock by non-employee directors.

Section 2. Definitions.

(a)	“Account” means the funds accumulated with respect to a Participant as a result of deduction from such Participant’s paycheck for the purpose of purchasing Shares under the Plan. The funds allocated to a Participant’s Account shall remain the property of the Participant at all times but may be commingled with the general funds of the Company, except to the extent such commingling may be prohibited by the laws of any applicable jurisdiction.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Business Day” means any day (other than a Saturday or Sunday) on which the New York Stock Exchange is permitted to be open for trading.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Commencement Date” means the first calendar day of each Contribution Period of the Plan.

(f)	“Common Stock” means the Common Stock, par value $.01 per share, of the Company.

(g)	“Committee” means the committee described in Section 12(a) of the Plan.

(h)	“Company” means Sonic Foundry, Inc., a Maryland corporation. Effective as of the date any Subsidiary becomes a Designated Subsidiary, references herein to the “Company” shall be interpreted to include such Designated Subsidiary, as appropriate.

(i)	“Compensation” means regular straight time earnings, commissions and commission-based sales bonuses annualized at the time of enrollment prior to the Commencement Date, excluding payments, if any, for overtime, incentive compensation, incentive payments, premiums, bonuses and any other special remuneration.

(j)	“Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) medical leave; (ii) leave allowed under the Family and Medical Leave Act; (iii) personal leave; (iv) military leave; (v) jury duty; (vi) any other leave of absence approved by the Committee, provided that such leave does not exceed the respective time period designated by Company policy, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (vii) transfers between locations of the Company or between the Company and its Subsidiaries.

(k)	“Contribution Period” means a 6-month period; provided, however, that the Board shall have the power to change the duration and/or frequency of Contribution Periods with respect to future purchases without shareholder approval if such change is announced at least 5 Business Days prior to the scheduled beginning of the first Contribution Period to be affected; provided further, however, that no Contribution Period shall exceed 27 months.

(l)	“Contributions” means all amounts credited to the Account of a Participant pursuant to the Plan.

(m)	“Corporate Transaction” means (i) a sale of all or substantially all of the Company’s assets or (ii) a merger, consolidation or other capital reorganization of the Company with or into another corporation or any other transaction or series of related transactions in which the Company’s shareholders immediately prior thereto own less than 50% of the voting stock of the Company (or its successor or parent) immediately thereafter.

(n)	“Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the portion of the Plan subject to Section 423 of the Code.

(o)	“Employee” means any person, including an Officer or director who is also an employee, but excluding any person whose customary employment is (i) less than 20 hours per week or (ii) for not more than 5 months in any calendar year.

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)	“Fair Market Value” means, with respect to the Common Stock on a given date, the closing price for the Common Stock for such date, or if such date is not a Business Day, the last reported sale price for the Common Stock for the last Business Day preceding such date, as quoted on the Nasdaq Global Market or another exchange; provided, however, that if the Common Stock ceases to be listed for trading on the Nasdaq Global Market or another exchange but it traded on the over-the-counter market, the average of the bid and ask price for a share of Common Stock on the most recent date on which the Common Stock was publicly traded, provided however, that if the Common Stock is not publicly traded at the time a determination of it’s value is required to be made hereunder, then “Fair Market Value” of the Common Stock for a given date shall mean the value determined in good faith by the Board.

(r)	“New Purchase Date” shall have the meaning set forth in Section 17(b) hereof.

(s)	“Officer” means a person who has been designated by the Board as a reporting officer for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t)	“Participant” means any Employee who is eligible and has elected to participate in the Plan accordance with Sections 3 and 5 hereof and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

(u)	“Plan” means this 2008 Employee Stock Purchase Plan, as may be amended from time to time.

(v)	“Purchase Date” means the last calendar day of each Contribution Period of the Plan.

(w)	“Purchase Price” means with respect to a Contribution Period that price as announced by the Committee prior to the first Business Day of that Contribution Period, which price may, in the discretion of the Committee, be a price which is not fixed or determinable as of the first Business Day of that Contribution Period; provided, however, that in no event shall the Purchase Price for any Contribution Period be less than the lesser of 85% of the Fair Market Value of a Share on the Commencement Date or on the Purchase Date, in each case rounded up to the next higher full cent. If the Commencement Date or the Purchase Date is not a Business Day, then the Purchase Price for any Contribution Period shall not be less than the lesser of 85% of the Fair Market Value of a Share on the Business Day immediately preceding the Commencement Date or the Purchase Date.

(x)	“Share” means a share of Common Stock, as adjusted in accordance with Section 17 hereof.

(y)	“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the total combined voting power of all classes of stock is held by the Company or any such subsidiary of the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or another such subsidiary of the Company. “Subsidiary” also means an unincorporated business entity, such as a limited liability company or partnership, in which the Company holds directly or indirectly not less than 50% of the total combined voting power with respect to all classes of equity ownership of such entity, whether or not such unincorporated business entity now exists or is hereafter organized or acquired by the Company or another Subsidiary of the Company, but only if such entity either (i) has duly elected under applicable treasury regulations to be an association treated as a corporation for federal income tax purposes, and such election continues in effect; or (ii) is disregarded as a separate entity for federal income tax purposes, has not made an election described in clause (i) of this sentence and, pursuant to applicable treasury regulations, its assets are considered to be owned by another Subsidiary that is a corporation or is treated as one under clause (i) of this sentence.

Section 3. Eligibility.

(a)	Any person who is an Employee and has completed 90 days of continuous employment service for the Company or one or more of its Designated Subsidiaries shall become eligible to participate in the Plan on the first day of the month coincident with or following completion of such period of service, subject to the requirements of Section 5(a) hereof and the limitations imposed by Section 423(b) of the Code.

(b)	Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (together with any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under the Plan (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted), or that exceeds 1,000 Shares, for each calendar year in which such option is outstanding at any time.

Section 4. Contribution Periods.

The Plan shall be implemented by a series of consecutive Contribution Periods. The first Contribution Period shall commence on July 1, 2008 and shall end on December 31, 2008. The Plan shall continue until terminated in accordance with Sections 18 and 21 hereof.

Section 5. Participation.

(a)	An eligible Employee may become a Participant by following the established enrollment procedure as directed by the Committee, or other entity designated by the Committee, prior to the Commencement Date of the applicable Contribution Period, unless an earlier or later time for completing the enrollment procedure is set by the Committee for all eligible Employees with respect to a given Contribution Period. The eligible Employee shall determine the amount of the Participant’s Compensation (subject to Section 6(a) hereof) to be paid as Contributions pursuant to the Plan.

(b)	Payroll deductions shall commence on the first payroll paid on or following the Commencement Date and shall end on the last payroll paid on or prior to the Purchase Date of the Contribution Period, unless sooner terminated as provided in Section 10 hereof. A Participant who has elected to participate in a Contribution Period shall automatically participate in the next Contribution Period until such time as such Participant withdraws from the Plan or terminates employment as provided in Section 10 hereof.

Section 6. Method of Payment of Contributions.

(a)	A Participant shall elect to have payroll deductions made on each payroll paid during the Contribution Period in full dollar amounts not less than $5 and not more than 10% (or such other maximum percentage as the Board may establish from time to time before any Commencement Date) of such Participant’s Compensation on each payroll paid during the Contribution Period. All payroll deductions made by a Participant shall be credited to his or her Account under the Plan. A Participant may not make any additional payments into his or her Account. No assets in a Participant’s Account shall be subject to the debts, contracts, liabilities, engagements or torts of the Participant.

(b)	A Participant may discontinue his or her participation in the Plan as provided in Section 10 hereof.

(c)	Unless otherwise provided by the Committee, a Participant may decrease the amount of his or her Contributions once during a Contribution Period by following the established administrative procedures as directed by the Committee to authorize a decrease in the payroll deduction amount. The decrease in amount shall be effective as soon as administratively feasible following the date of receipt by the Company, or other entity designated by the Committee. However, any decrease in amount must be made at least 30 days prior to the end of the Contribution Period to ensure such decrease shall be effective within the current Contribution Period.

(d)	Unless otherwise provided by the Committee, a Participant may not increase the amount of his or her Contributions during a Contribution Period. A Participant may only increase the amount of his or her Contributions with respect to a future Contribution Period by following the established administrative procedures as directed by the Committee to authorize an increase in the payroll deduction amount. The increase in amount shall be effective as of the Commencement Date of the next Contribution Period following the date of receipt by the Company, or other entity designated by the Committee.

(e)	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant’s payroll deductions may be adjusted during any Contribution Period, subject to the discretion of the Committee. Payroll deductions shall re-commence at the amount provided in such Participant’s most recently submitted enrollment materials at the beginning of the first Contribution Period that is scheduled to end in the next succeeding calendar year, unless terminated by the Participant as provided in Section 10 hereof.

(f)	No interest or other earnings will accrue on a Participant’s Contribution to the Plan.

Section 7. Grant of Option.

On the Commencement Date of each Contribution Period, each eligible Employee participating in such Contribution Period shall be granted an option to purchase on the Purchase Date a number of Shares determined by dividing such Employee’s Contributions accumulated prior to such Purchase Date and retained in the Participant’s Account as of the Purchase Date by the applicable Purchase Price, subject to the limitations set forth in Sections 3(b) and 11 hereof.

Section 8. Exercise of Option.

Unless a Participant ceases to be an eligible Employee as provided in Section 3 or withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of each Contribution Period, and the maximum number of Shares (which may include a fractional Share) subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her Account. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the Participant on the Purchase Date. During his or her lifetime, a Participant’s option to purchase Shares hereunder is exercisable only by him or her.

Section 9. Delivery.

As promptly as practicable after each Purchase Date of each Contribution Period, the number of Shares purchased by each Participant upon exercise of his or her option shall be delivered in accordance with procedures established from time to time by the Committee, and a transfer agent for the Common Stock may be utilized or a brokerage or nominee account may be established for this purpose. The terms of such transfer agency or brokerage or nominee account shall be at the sole discretion of the Company, and participation in the Plan is expressly conditioned on the acceptance of such terms.

Section 10. Voluntary Withdrawal; Termination of Employment.

(a)	A Participant may withdraw from the Plan by following the established administrative procedures as directed by the Committee, or other entity designated by the Committee. The withdrawal request will be effective as soon as administratively feasible. However, any withdrawal request must be made at least 30 days prior to the end of a Contribution Period to ensure such withdrawal request shall be effective within such Contribution Period. Once the withdrawal request is effective, all of the Participant’s Contributions credited to his or her Account will be paid to him or her without interest, his or her option will be automatically terminated, and no further Contributions for the purchase of Shares will be made absent re-enrollment. Notwithstanding the foregoing, an Officer shall not have the right to withdraw Contributions credited to his or her account under the Plan except in accordance with Section 10(b) hereof. Upon withdrawal from the Plan, a Participant may not re-enroll in the Plan until the Contribution Period following the next Contribution Period. In order to re-enroll, a Participant must follow the provisions set forth under Section 5(a) hereof.

(b)	Upon termination of the Participant’s Continuous Status as an Employee prior to the Purchase Date of a Contribution Period for any reason, including death or retirement, the Contributions credited to his or her Account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 13 hereof, in either case without interest, and his or her option will be automatically terminated. Whether the Participant’s Continuous Status as an Employee has been terminated shall be determined by the Committee in its sole discretion. In the event that any Designated Subsidiary ceases to be a Designated Subsidiary of the Company, the employees of such Designated Subsidiary shall no longer be Employees for purposes of Section 3(a) hereof as of the date such Designated Subsidiary ceases to be a Designated Subsidiary.

(c)	A Participant’s withdrawal from the Plan shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or any Subsidiary.

Section 11. Shares.

(a)	Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be issued under the Plan shall be 150,000 Shares. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares available for sale under the Plan on such Purchase Date, the Committee shall make a pro rata allocation of the Shares available for purchase on such Purchase Date among all Participants, and the balances in the Accounts shall be refunded without interest to the respective Participants.

(b)	The Participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

Section 12. Administration.

(a)	The Committee. The Plan shall be administered by the Compensation Committee or other committee established by the Board (the “Committee”). Provided however, that such committee shall satisfy the independence requirements under section 16 of the Securities Exchange Act of 1934, and as prescribed by any stock exchange on which the Company lists its Common Stock, subject to the above. The members of the Committee need not be directors of the Company and shall be appointed by and serve at the pleasure of the Board.

(b)	Powers of Committee. The Committee shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan. The Committee may delegate ministerial duties to such of the Company’s employees, outside entities and outside professionals as the Committee so determines.

(c)	Power and Authority of the Board. Subject to paragraph (a) above, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 13. Death of Participant.

In the event of the death of a Participant, the Company shall deliver any Shares and cash in the Participant’s Account to a beneficiary previously designated by the Participant or, if there is no surviving beneficiary duly designated, to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 14. Transferability.

Neither Contributions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than as provided in Section 13 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10 hereof.

Section 15. Use of Funds.

All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions. The Plan is unfunded and shall not create nor be construed to create a trust or separate fund of any kind or a fiduciary relationship among the Company, the Board, the Committee and the Participant. To the extent a Participant acquires a right to receive payment from the Company pursuant to the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

Section 16. Reports.

Accounts will be maintained for each Participant in the Plan. Account statements will be made available to participating Employees by the Company and will set forth the amounts of Contributions, the Purchase Price per Share, the number of Shares purchased and the remaining cash balance, if any.

Section 17. Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)	Adjustment. The number of Shares set forth in Section 11, the price per Share covered by each option under the Plan that has not yet been exercised and the maximum number of Shares that may be purchased by a Participant in a calendar year pursuant to Section 3(b), shall be proportionately adjusted for any increase or decrease in the number of outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares effected in connection with a change in domicile of the Company). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares issuable hereunder or subject to an option hereunder.

(b)	Corporate Transactions. In the event of a dissolution or liquidation of the Company, any Contribution Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board in its sole discretion, and in such event, all outstanding options shall automatically terminate and the balance in the Accounts shall be refunded without interest to the respective Participants. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Contribution Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date the Contribution Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the Corporate Transaction and the Board shall notify each Participant in writing, at least 10 days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Plan as provided in Section 10. For purposes of this Section 17, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the Corporate Transaction if the holder had been, immediately prior to the Corporate Transaction, the holder of the number of Shares covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 17); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Committee, to the per Share consideration received by holders of Common Stock in the Corporate Transaction.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number of Shares set forth in Section 11 hereof, as well as the price per Share covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Common Stock, and in the event the Company is consolidated with or merged into any other corporation.

Section 18. Amendment or Termination.

(a)	The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17, no such termination of the Plan may affect options previously granted, provided that the Plan or the Contribution Period may be terminated by the Board on a Purchase Date or by the Board’s setting a new Purchase Date with respect to a Contribution Period then in progress if the Board determines that termination of the Plan and/or the Contribution Period is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Contribution Period would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting principles applicable to the Plan. Except as provided in Section 17 hereof and in this Section 18, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any Participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code (or, in either case, any successor rule or provision or any applicable law or regulation) or the requirements of any stock exchange upon which the Shares may then be listed, the Company shall obtain shareholder approval in such a manner and to such a degree as so required.

(b)	Without shareholder approval and without regard to whether any Participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Contribution Periods and/or the Purchase Price as permitted under the Plan, limit the frequency and/or number of changes in the amount deducted during a Contribution Period, establish the exchange ratio applicable to amounts deducted in a currency other than U.S. dollars, permit payroll deductions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed payroll deduction elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts deducted from the Participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion to be advisable and consistent with the Plan.

Section 19. Notices.

All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

Section 20. Conditions Upon Issuance of Shares.

Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

Section 21. Term of Plan; Effective Date.

The Plan shall become effective upon approval by the Company’s shareholders. It shall continue in effect until all of the Shares set forth in Section 11 hereof are exhausted or such earlier time as the Plan is terminated pursuant to Section 18.

Section 22. Additional Restrictions of Rule 16b-3.

The terms and conditions of options granted hereunder to, and the purchase of Shares by, Officers shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall be deemed to contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 23. Governing Law.

The internal law, and not the law of conflicts, of the State of Maryland, shall govern all questions concerning the validity, construction and effect of the Plan, and any rules and regulations relating to the Plan.

Section 24. Severability.

If any provision of the Plan is or becomes invalid, illegal, or unenforceable in any jurisdiction or would disqualify the Plan under any law, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without materially altering the intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

Section 25. No Rights as an Employee.

Nothing in the Plan shall be construed to give any person (including an Employee or Participant) the right to remain in the employ of the Company or a Subsidiary or to affect the right of the Company or a Subsidiary to terminate the employment of any person (including the Employee or Participant) at any time with or without cause. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Subsidiary, or give rise to any cause of action at law or in equity against the Company or any Subsidiary. Neither the Shares purchased hereunder nor any other benefits conferred hereby, including the right to purchase Common Stock at a discount, shall form any part of the wages or salary of any eligible Employee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an Employee be entitled to any compensation for any loss of any right or benefit under this Plan which such Employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

Section 26. International Participants.

The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in the portion of this Plan that is not intended to comply with Section 423 of the Code and to allow employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in this Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to any foreign country, and which need not be the same for all foreign countries, include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of participants, the purchase price of any Shares to be acquired, the length of any Contribution Period, the maximum amount of contributions, credits or Shares which may be acquired by any participating employees, and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of Shares hereunder, or termination of employment. Any purchases made pursuant to the provisions of this Section 26 shall not be subject to the requirements of Section 423 of the Code.

Section 27. Provision to Purchase Additional Shares of Common Stock

The Committee shall have the power and authority to allow any Employee or director to receive Shares in Lieu of cash compensation or cash fees. In such event, in order to account for the non-transferability of any Shares acquired hereunder, the Committee may discount the value of such Shares by up to 15% of the then Fair Market Value of unvested Shares of Common Stock. This portion of the Plan is not intended to comply with Section 423 of the Code and will allow Employees and directors the opportunity to acquire Shares in accordance with such special terms and conditions as the Committee may establish from time to time, which terms and conditions may modify the terms and conditions of the Plan set forth elsewhere in the Plan. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to such Employees and directors who elect to participate in this portion of the Plan, and which need not be the same for all such Employees and directors, include but are not limited to the right to participate, procedures for elections to participate, the purchase price of any Shares to be acquired, and the maximum amount of Shares which may be purchased by any participating Employee or director. Any purchases made pursuant to the provisions of this Section 26 shall not be subject to the requirements of Section 423 of the Code or Section 22 hereof.

Section 28. Taxes.

Participants are responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to any amounts deemed under the laws of the country of their residency or of the organization of the Subsidiary employing such Participant to constitute income arising out of the Plan, the purchase and sale of Shares pursuant to the Plan and the distribution of Shares or cash to the Participant in accordance with this Plan. Each Participant hereby authorizes the relevant Subsidiary to make appropriate withholding deductions from each Participant’s compensation, which shall be in addition to any payroll deductions made pursuant to Section 6, and to pay such amounts to the appropriate tax authorities in the relevant country or countries in order to satisfy any of the above tax liabilities of the Participant under applicable law.

Section 29. Acceptance of Terms.

By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby. Approved by the Board on January 15, 2008 and approved by the stockholders on March 6, 2008

Amended by the Board on January 14, 2011 to increase the number of shares subject to the plan from 50,000 to 100,000 and approved by the stockholders on March 3, 2011

Amended by the Board on January 17, 2014 to increase the number of shares subject to the plan from 100,000 to 150,000 and subject to shareholder approval.

All share numbers set forth in the Plan, as amended, reflect the one-for-ten reverse split of the Company’s common stock, effective November 17, 2009. All references to the Plan set forth below shall be deemed references to the Plan, as amended hereby.

Exhibit B

SONIC FOUNDRY, INC.

2009 STOCK INCENTIVE PLAN, AS AMENDED

Adopted January 26, 2009

Approved by Stockholders March 5, 2009

Amendment Approved by Stockholders March 7, 2012

Amendment Approved by Stockholders March 6, 2014

Amendment of Plan. The 2009 Stock Incentive Plan was adopted on January 26, 2009, and approved by the stockholders on March 5, 2009. The First Amendment to the Plan was adopted on January 24, 2012, and approved by the stockholders on March 7, 2012 and the Second Amendment to the Plan was adopted January 17, 2014 and subject to approval by the stockholders at an annual meeting on March 6, 2014. The First Amendment increased the number of shares of common stock that may be issued pursuant to the Plan from 400,000 to 1,000,000 and the Second Amendment increases the number of shares pursuant to the Plan from 1,000,000 to 1,800,000. All share numbers set forth in the Plan, as amended, reflect the one-for-ten reverse split of the Company’s common stock, effective November 17, 2009. All references to the Plan set forth below shall be deemed references to the Plan, as amended hereby.

1. Purpose.

This 2009 Stock Incentive Plan, as may be amended from time to time pursuant to Paragraph 19 hereof (the “Plan”), is intended to provide incentives to the officers, directors, employees and consultants of Sonic Foundry, Inc. (the “Company”), and of any present or future parent or subsidiary of the Company, and any other business venture (including but not limited to joint ventures and limited liability companies) in which the Company has a substantial interest (collectively, “Related Entities”), by providing them with opportunities to acquire a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock, restricted stock units, and other stock-based awards (“Awards”). Any of these Awards may, but need not, be made as performance incentives to reward attainment of short-term or long-term performance goals in accordance with the terms thereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants providing services to the Company or a Related Entity shall in all cases be non-qualified stock options. Recipients of Awards under the Plan are referred to hereinafter as “Participants”. For purposes of granting incentive stock options, and Awards intended to be deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and where otherwise required by applicable law or stock exchange listing requirement, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code (each such corporation, a “Related Corporation”).

This Plan will become effective on the date on which it is approved by the Company’s stockholders (the “Effective Date”), provided that amendments to this Plan will become effective in accordance with Paragraph 19.

2. Administration of the Plan.

A. Board or Committee Administration. The Plan will be administered by a committee or committees appointed by the Board of Directors of the Company (the “Board”) and consisting of two or more members of the Board. The Board may delegate responsibility for administration of the Plan with respect to designated Award recipients to different committees, subject to such limitations as the Board deems appropriate. Members of a committee will serve for such term as the Board may determine, and may be removed by the Board at any time. The term “Committee,” when used in this Plan, refers to the committee that has been delegated authority with respect to a matter. In determining the composition of any committee or subcommittee, the Board or Committee, as the case may be, shall consider the desirability of compliance with the compositional requirements of (i) Rule 16(b)-3 of the Securities and Exchange Commission with respect to Participants who are subject to the trading restrictions of Section 16(b) of the Securities and Exchange Act of 1934 (the “Exchange Act”) with respect to securities of the Company, (ii) Section 162(m) of the Code, and (iii) the independence requirements of the stock exchange on which the Company’s Common Stock is listed, but shall not be bound by such compliance; provided, however, that discretionary Awards to non-employee directors of the Company shall be administered and determined by a Committee satisfying the requirements in Paragraph 2A(iii) hereof.

B. Committee Actions. Subject to the provisions of the Plan, any Committee has full authority to administer the Plan within the scope of its delegated responsibilities, including authority to interpret and construe any relevant provision of the Plan, to adopt rules and regulations that it deems necessary, to determine which individuals are eligible to participate and/or receive Awards, to determine the amount and/or number of shares subject to such Award, and to determine the terms of such Award made (which terms need not be identical). Decisions of a Committee made within the discretion delegated to it by the Board are final and binding on all persons.

C. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the authority to grant Awards and exercise such other powers under the Plan as the Board may determine; provided, however, that (i) the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one participant to be made by such executive officers, and (ii) such executive officers may not grant an Award to a director of the Company or an executive officer of the Company as defined under Section 16 of the Exchange Act. Notwithstanding anything to the contrary in this Paragraph 2C, the Board may not delegate to an executive officer of the Company the authority to determine the Fair Market Value of the Company’s Common Stock pursuant to Paragraph 10 below.

3. Stock Subject to the Plan. The stock subject to Awards will be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 18, the aggregate number of shares which may be issued pursuant to the Plan is equal to 1,800,000 shares.

A. Adjustments in Authorized Shares. The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, the acquisition of property or stock, or other corporate transactions (collectively, “Corporate Transactions”). The number of shares of Common Stock reserved pursuant to Paragraph 3 shall be increased by the corresponding number of awards assumed and, in the case of substitution, by the net increase in the number of shares of Common Stock subject to awards before and after the substitution.

B. Share Usage. If any Award granted under the Plan is not exercised or is forfeited, lapses or expires, or otherwise terminates without delivery of Common Stock subject thereto, the shares subject to such Award will again be available for grants of Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be increased by (i) any shares of Common Stock tendered or withheld or Awards surrendered in connection with the purchase of shares of Common Stock upon exercise of an Option as described in Paragraph 15A, or (ii) any shares of Common stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as described in Paragraph 15B.

4. Award Eligibility and Limitations. Subject to limitations contained in the Plan, Awards may be made under the Plan to: (i) any employee or executive officer of the Company or of any Related Entity, (ii) any director of the Company or of any Related Entity, and (iii) any consultant of the Company or of any Related Entity.

A. Limitations on Awards and Successive Awards. Options granted hereunder which qualify as incentive stock options under Section 422(b) of the Code (“ISO” or “ISOs”) may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Options granted hereunder which do not qualify as ISOs (“Non-Qualified Options”) (and collectively with ISOs, “Options”) and all other Awards may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Entity. The Committee may take into consideration a Participant’s individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or other form of Award under the Plan. The granting of any Award to a Participant will neither entitle that Participant to, nor disqualify him from, participation in any other grant of Awards. Neither the Company nor any Related Corporation shall have any liability to an individual granted an Option hereunder, or to any other party, if an Option (or any part thereof) which is intended to be an ISO is not an ISO.

5. Granting of Awards. Awards may be granted under the Plan at any time after the Effective Date and before the tenth anniversary of the Effective Date, except that ISOs must be granted within ten (10) years from the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier. The date of grant of an Award under the Plan will be the date specified by the Committee at the time it approves the Award. Unless otherwise specified by the Committee in connection with a particular grant, Awards granted under the Plan are intended to qualify as performance-based compensation under Section 162(m) of the Code and the regulations thereunder.

6. Terms of Awards. Awards will be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments must conform to or incorporate by reference the terms set forth in this Plan and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. In addition, subject to the provisions of the Plan, the applicable vesting schedule, if any, for an Award under the Plan (hereafter, the “Vesting Ratio”) shall be set forth in such instrument. For purposes of the Plan, the total number of shares multiplied by the Vesting Ratio as set forth in the Award instrument are “Vested Shares”. Each Award granted pursuant to the Plan shall be subject to forfeiture if, in the discretion of the Committee, the recipient of such Award has not, within a forty-five (45) day period of time following the grant of such Award, executed any instrument required by the Committee to be executed in connection with the Award.

7. Option Price. The exercise price per share will be fixed by the Committee, provided, however, that in no event will the exercise price per share in the case of an Option be less than one hundred percent (100%) of the Fair Market Value per share of the Company’s Common Stock on the Option grant date. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of the Company’s Common Stock on the date of grant. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than the Fair Market Value per share of the Company’s Common Stock if such Option is granted pursuant to an assumption of or substitution for another option.

8. Repricing and Re-Grant of Stock Options. Absent stockholder approval within twelve (12) months prior to the event, neither the Board nor any Committee shall have authority to: (i) reduce the exercise price per share of any outstanding Option under the Plan, or (ii) cancel and re-grant any outstanding Option under the Plan that has the effect of reducing the exercise price per share of any outstanding Option. Notwithstanding the above, appropriate adjustments may be made to outstanding Options pursuant to Paragraph 18 and Paragraph 19 of the Plan and may be made to make changes to achieve compliance with applicable law, including Section 409A of the Code.

9. Dollar Limitation on ISOs. To the extent that the aggregate fair market value (determined as of the respective date or dates of grant) of the shares with respect to which Options that would otherwise be ISOs are exercisable for the first time by any individual during any calendar year under the Plan (or any other plan of the Company or any Related Corporation) exceeds the sum of One Hundred Thousand Dollars ($100,000) (or a greater amount permitted under the Code), whether by reason of acceleration or otherwise, those Options will not be treated as ISOs. In making this determination, Options will be taken into account in the order in which they were granted.

10. Determination of Fair Market Value. The “Fair Market Value” of the Company’s Common Stock shall be determined as follows: (i) if the Company’s Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Global Select Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date the Award is granted; (ii) if the Company’s Common Stock is regularly quoted by an established quotation service for over-the-counter securities but selling prices are not reported, its Fair Market Value shall be the closing bid price (or average of bid prices) as quoted on such service for the date the Award is granted; (iii) if the Common Stock is not publicly traded at the time an Award is granted under the Plan, its Fair Market Value shall be the fair value of the Common Stock as determined by the Board after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length. These principles shall also be applied to establish Fair Market Value for purposes of determining the value of any shares tendered or withheld to exercise an Award, the amount of any income arising from the exercise or vesting of an Award, and the value of shares tendered or withheld to satisfy any tax withholding obligation of a Participant; provided, however, in the case of a Cashless Exercise, the Fair Market Value of any shares tendered or withheld to exercise an Award or to satisfy any tax withholding obligation shall be determined by reference to the market transaction price.

11. Option Term. Subject to earlier termination as provided in Paragraph 16, each Option will expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in Paragraph 16, the term of each ISO will be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Paragraph 18.

12. Exercise of Option. Subject to the provisions of the Plan, each Option granted under the Plan will be exercisable as follows:

A. Right to Exercise. The Option will become exercisable at such time or in such installments as the Committee may specify.

B. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable and vested.

C. Term. Under no circumstances shall the exercise period for an Option be extended beyond the term of the Option.

13. Restricted Stock.

A. Grants. The Committee may grant awards of restricted stock (“Restricted Stock Awards”) entitling Participants to acquire shares of Common Stock, subject to the right of the Company to require forfeiture of such shares in the event that conditions specified by the Committee in the applicable Restricted Stock Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for such Restricted Stock Awards.

B. Terms and Conditions. Subject to the provisions in the Plan and Paragraphs 3 and 4 thereof, the Committee shall determine the terms and conditions of any such Restricted Stock Award, including the grant date and the vesting schedule. Any stock certificates issued or book entry recorded in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall either deliver the certificates to the Participant or designate the book entry shares in the Participant’s account as no longer subject to such restrictions to the Participant, or if the Participant has died, to the beneficiary designated by the Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant’s estate.

C. Dividends. Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless otherwise provided by the Committee. Unless otherwise provided by the Committee, if any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. Each dividend payment will be made no later than the end of the calendar year in which the dividends are paid to shareholders of that class of stock or, if later, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock.

14. Provisions of Stock Awards Other Than Options or Restricted Stock.

A. Restricted Stock Units.

(1) Grants. The Committee may grant awards of restricted stock units (“Restricted Stock Units”) entitling Participants to acquire shares of Common Stock (or the cash equivalent) in the future. Subject to the provisions in the Plan and Paragraphs 3 and 4 thereof, the Committee shall determine the terms and conditions of any such Restricted Stock Unit Award, including the grant date and the vesting schedule.

(2) Settlement. Upon the vesting of and/or lapsing of any other restrictions (i.e., settlement) with respect to each Restricted Stock Unit, the Participant shall be entitled to receive from the Company one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the applicable Award agreement.

(3) Voting Rights. A Participant shall have no voting rights with respect to any Restricted Stock Units.

(4) Dividend Equivalents. To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be paid currently or credited to an account for the Participants, may be settled in cash and/or shares of Common Stock and may be subject to the same restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish, in each case to be set forth in the applicable Award agreement.

B. Other Stock-Based Awards.

(1) General. Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock-Based Awards”), including without limitation Awards entitling Participants to receive shares of Common Stock to be delivered in the future. Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Committee shall determine.

(2) Terms and Conditions. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Other Stock-Based Award, including any purchase price applicable thereto.

C. Performance Awards.

(1) Grants. Restricted Stock Awards, Restricted Stock Unit Awards, and Other Stock-Based Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Paragraph 14 (“Performance Awards”), subject to the limits in Paragraphs 3 and 4 on shares covered by such Awards.

(2) Committee. Grants of Performance Awards to any Covered Employee intended to qualify as “performance-based compensation” under Section 162(m) (“Performance-Based Compensation”) shall be made only by a committee (or subcommittee of a committee) comprised solely of two or more directors eligible to serve on a committee making Awards qualifying as “performance-based compensation” under Section 162(m). In the case of such Awards granted to Covered Employees, references to the Board or to a Committee shall be deemed to be references to such committee or subcommittee. “Covered Employee” shall mean any person who is, or whom the Committee, in its discretion, determines may be, a “covered employee” under Section 162(m)(3) of the Code.

(3) Performance Measures. For any Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the extent of vesting and/or delivery shall be subject to the achievement of one or more objective performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets in relation to a peer group of companies designated by the Committee, (c) earnings, (d) earnings growth, (e) earnings before interest, taxes and amortization (EBITA), (f) operating income, (g) gross or product margins, (h) revenues, (i) expenses, (j) stock price, (k) market share, (l) reductions in non-performing assets, (m) return on sales, assets, equity or investment, (n) regulatory compliance, (o) satisfactory internal or external audits, (p) improvement of financial ratings, (q) achievement of balance sheet or income statement objectives, (r) net cash provided from continuing operations, (s) stock price appreciation, (t) total shareholder return, (u) cost control, (v) strategic initiatives, (w) net operating profit after tax, (x) pre-tax or after-tax income, (y) cash flow, or (z) a combination of one or more of these goals, which may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items and any other unusual or non-recurring items, (ii) discontinued operations, (iii) gains or losses on the dispositions of discontinued operations, (iv) the cumulative effects of changes in accounting principles, (v) the writedown of any asset, and (vi) charges for restructuring and rationalization programs. Such performance measures: (i) may vary by Participant and may be different for different Awards; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Awards that are not intended to qualify as Performance-Based Compensation may be based on these or such other performance measures as the Board may determine.

(4) Adjustments. Notwithstanding any provision of the Plan, with respect to any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee may adjust downwards, but not upwards, the cash or number of shares payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance measures except in the case of the death or disability of the Participant or a Change in Control of the Company.

(5) Other. The Committee shall have the power to impose such other restrictions on Performance Awards as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Performance-Based Compensation.

15. Exercising Options, Withholding for Awards, and Other Provisions.

A. Means of Exercising Options. Options may be exercised by giving written or electronic notice of exercise to the Company’s delegate for receipt of such notice, prior to the termination of the Option as set forth in this Plan, accompanied by full payment of the exercise price for the number of shares being purchased. Except as the Committee may otherwise provide in an Option agreement, the purchase price of Common Stock acquired pursuant to the exercise of an Option (or any part or installment thereof) shall be paid for as follows: (a) in United States dollars in cash or by check, or (b) by delivery of notice in such form as the Company may designate together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds to pay the exercise price (a “Cashless Exercise”). Subject to the discretion of the Committee, the purchase price of Common Stock acquired pursuant to the exercise of an Option may also be paid (i) through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, (ii) by a net exercise arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, or (iii) in any other form of legal consideration that may be acceptable to the Committee. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (i), (ii) or (iii) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a stockholder with respect to the shares covered by such Option until the date of issuance of such shares. Except as expressly provided in Paragraph 18 with respect to changes in capitalization and stock dividends, no adjustment will be made for dividends or similar rights for which the record date is before the date such stock certificate is issued or book entry is designated. The Fair Market Value of the shares tendered or withheld to pay the exercise price of an Option shall be determined by the Board or the Committee effective as of the date of exercise of the Option in accordance with the principles of Paragraph 10.

B. Withholding. At the time any applicable restrictions on an Award lapse or an Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the holder shall make adequate provision for foreign, Federal and state tax withholding obligations of the Company, if any, at the minimum statutory withholding rate which arises in connection with the Award, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of an Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of an Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction on an Award or making of any election with respect to any shares acquired on exercise of an Option. In furtherance of the foregoing, the Company may provide in an Award agreement that the Participant shall, as a condition of accepting the Award, direct a bank or broker, upon vesting, exercise or otherwise, to sell a portion of the shares underlying such Award that represent the amount, reasonably determined by the Company in its discretion, necessary to cover the Company’s withholding obligation related to the Award and remit the appropriate cash amount to the Company. If not otherwise provided in an Award agreement, at the time of such vesting, lapse, or exercise, the Participant shall pay to the Company, as the case may be, any amount that the Company may reasonably determine to satisfy such withholding obligation. Subject to the prior approval of the Committee, in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligations, valued at their Fair Market Value. The Fair Market Value of the shares of an Award used to satisfy such withholding obligation shall be determined by the Board or the Committee as of the date that the amount of tax to be withheld is to be determined in accordance with the principles of Paragraph 10. The Company may, to the extent permitted by law, deduct such tax obligations from any payment of any kind otherwise due to a Participant.

C. Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Participant, or, if applicable, the heirs of the Participant.

D. Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of Federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable Federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

E. Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

16. Change in Service. The following provision shall govern the treatment of Awards granted under the Plan in the event of a change in service as described below, subject in all cases to the limitation in Paragraph 12C with respect to Options. In addition, and subject to the limitation set forth in Paragraph 12C, the post-termination exercise period for applicable Non-Qualified Options will be extended if the Company’s Registration Statement on Form S-8 is not effective during some or all of the post-termination exercise period for a terminated employee(s) as set forth in subparagraphs A, B and C below; provided, however, the post-termination exercise period for such Options will not be extended if the Committee determines that such extension would have a material adverse effect on the Company.

A. Cessation of Service. Except to the extent otherwise specifically provided in the documents evidencing the Option, any outstanding Option exercisable for fully vested shares at the time the Optionee ceases to provide services to the Company or a Related Entity as an employee, a non-employee Board member or a consultant for any reason other than disability, death or for Cause, then the Optionee will have a period of ninety (90) days (three (3) months in the case of an ISO) following the date of such cessation of service during which to exercise each outstanding Option held by such Optionee.

B. Disability. Should such service terminate by reason of disability, then any outstanding Option exercisable by the Optionee for fully vested shares at the time the Optionee ceases to provide services to the Company may be subsequently exercised by the Optionee during the six (6)-month period following the date of such cessation of service. However, should such disability be deemed to constitute Permanent Disability, then the period during which each outstanding Option for fully vested shares held by the Optionee is to remain exercisable will be extended by an additional six (6) months so that the exercise period will be the twelve (12)-month period following the date of the Optionee’s cessation of service by reason of such Permanent Disability. The term “Permanent Disability,” as used in this Plan, means a disability expected to result in death or that has lasted or can be expected to last for a continuous period of twelve (12) months or more, as described in Section 22(e)(3) of the Code.

C. Death. Any Option exercisable for fully vested shares by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution during the twelve (12)-month period following the date of the Optionee’s death.

D. Cause. Should the Participant’s service be terminated for Cause, then all outstanding Awards at the time held by the Participant, whether or not vested, will immediately terminate and cease to be outstanding. The term “Cause,” as used in this Plan, means (i) the willful and continued failure by the Participant to substantially perform the duties and responsibilities of the Participant’s position, (ii) the conviction of the Participant by a court of competent jurisdiction for felony criminal conduct, (iii) the commission of any act of fraud, embezzlement or dishonesty by the Participant which is materially injurious to the Company (or any Related Entity) or its reputation, monetarily or otherwise, (iv) any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Related Entity), or (v) any other intentional misconduct by such person adversely affecting the business or affairs of the Company or any Related Entity in a material manner, as determined by the Board. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or any Related Entity may consider as grounds for the dismissal or discharge of any Participant or other person in the service of the Company or any Related Entity. Notwithstanding the foregoing, in the event that a Participant has a definition of cause in an applicable employment agreement, change in control agreement or other written plan or agreement with the Company, such definition shall be applied in lieu of the definition herein.

E. Leave of Absence. For purposes of this Paragraph 16, a bona fide approved leave of absence (such as those attributable to illness, military obligations or governmental service) will not be considered an interruption of service under the Plan. The leave of absence provision described above shall not apply to a consultant or advisor of the Company or any Related Entity. Additionally, with respect to Options that are intended to qualify as ISOs, the leave of absence permitted under this paragraph shall not exceed the period of time set forth in Treas. Reg. § 1.421-1(h)(2) or any successor thereto.

F. Modification of Hours Worked. If a Participant’s service with the Company changes such that the number of hours that the Participant customarily works is increased or decreased for a period of five months or more, the Vesting Ratio reflected in the Award agreement shall be amended in accordance with the number of hours worked as set forth below. The Vesting Ratio will be amended upon the Company’s determination that the work schedule change is expected to last for a period of five months or more. For the purposes of this Plan, “Full Time” service is defined as customarily working 35 hours or more per week. “Part Time” service is defined as customarily working 34 hours or fewer per week.

(1) Full Time to Part Time Service. In the event the Participant’s customary work schedule falls below Full Time, the Vesting Ratio reflected in the Award agreement will be reduced as follows: (a) if the Participant customarily works between 25 and 34 hours per week for a period of five months or more, the Vesting Ratio in the Participant’s Award agreement will be reduced to 75% of the previous Vesting Ratio, or (b) in the event that the Participant customarily works less than 25 hours per week for a period of five months or more, the Vesting Ratio in the Participant’s Award agreement will be reduced to 50% of the previous Vesting Ratio.

(2) Decrease in Part Time Service. If the Participant’s customary work schedule decreases from between 25 and 34 hours per week to fewer than 25 hours per week, the Vesting Ratio in the Participant’s Award agreement will be decreased to 66% of the previous Vesting Ratio (rounded to the nearest whole or half percentage).

(3) Part Time to Full Time Service. In the event the Participant’s customary work schedule increases from Part Time to Full Time, the Vesting Ratio reflected in the Award agreement will be increased as follows: (a) if the Participant’s customary work schedule increases from fewer than 25 hours per week to 35 hours or more per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 200% of the previous Vesting Ratio, or (b) if the Participant’s customary work schedule increases from between 25 and 34 hours per week to 35 hours or more per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 133% of the previous Vesting Ratio (rounded to the nearest whole percentage).

(4) Increase in Part Time Service. If the Participant’s customary work schedule increases from fewer than 25 hours per week to between 25 and 34 hours per week, the Vesting Ratio in the Participant’s Award agreement will be increased to 150% of the previous Vesting Ratio.

17. Assignability. No Award shall be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the lifetime of the Participant, each Option may be exercised only by the Optionee.

18. Adjustments. Upon the occurrence of any of the following events, a Participant’s rights with respect to Awards granted hereunder will be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Award.

A. Recapitalization. If any change is made to the Common Stock issuable under the Plan by reason of any merger, consolidation, stock split, stock dividend, extraordinary cash dividend, spin-off, recapitalization, combination of shares, exchange of shares or other similar event, then appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and, if applicable, price per share in effect under each outstanding Award under the Plan, and (iii) the maximum number of shares issuable to one individual pursuant to Paragraph 4.

B. Change in Control. A “Change in Control” means the occurrence, as the result of a single transaction or a series of transactions of any of the following events with respect to the Company (which for this purpose includes a successor whose stock is issued under the Plan):

(i) any Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in Paragraph 18B(iii)(a) hereof. “Person” shall have the meaning given in Section 3(a) of the Exchange Act, as amended, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company or any of its subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or

(ii) Incumbent Directors cease at any time and for any reason to constitute a majority of the number of directors then serving on the Board. “Incumbent Directors” shall mean directors who either (a) are directors of the Company as of the Effective Date of the Plan or (b) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors to the Board); or

(iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof (the “Acquiror”)) at least a majority of the combined voting power of the securities of the Company or the Acquiror outstanding immediately after such merger or consolidation as appropriate, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding voting securities; or

(iv) the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or a substantial portion of the Company’s assets, other than a sale or disposition by the Company of all or a substantial portion of the Company’s assets to an entity, at least a majority of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

In the event of any Change in Control, each outstanding Option held by the Participant shall, immediately prior to the effective date of the Change in Control, become fully vested and exercisable with respect to the total number of shares of Common Stock at the time subject to such Option, and may be exercised for any or all of those shares as fully vested shares of Common Stock, subject to the consummation of the Change in Control. In such event, the vesting and time at which such Options may be exercised shall be accelerated in full to a date prior to the effective date of the Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is fifteen (15) days prior to the effective date of the Change in Control), and such Options shall terminate if not exercised at or prior to the effective date of the Change in Control. Notwithstanding the foregoing, an Option shall not so accelerate if and to the extent: (i) such Option is assumed or otherwise continued in full force or effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such Option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the Option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those Option shares, or (iii) the acceleration of such Option is subject to other limitations imposed by the Committee at the time of the Option grant. In addition, upon the occurrence of a Change in Control in which outstanding Restricted

Stock, Restricted Stock Units or Other Stock-Based Awards are not assumed, continued or substituted, all outstanding shares of Restricted Stock and Other Stock-Based Awards shall be deemed to have vested, and all Restricted Stock Units shall be deemed to have vested and shares of Common Stock subject thereto shall be delivered, on a date prior to the effective date of the Change in Control as the Board shall determine (or, if the Board shall not determine such a date, on the date that is fifteen (15) days prior to the effective date of the Change in Control). Nothing in this Paragraph 18B shall be deemed to require the Company or any successor corporation to pay any consideration to a Participant holding vested or unvested Options as of the effective date of the Change in Control with an exercise price equal to or in excess of the Fair Market Value of a share of Common Stock as determined by the Committee or Board applying the principles of valuation described in Paragraph 10.

Notwithstanding the foregoing, in the event of a Change in Control, all outstanding Awards granted by the Company to the Participant and held by the Participant shall, immediately prior to the effectiveness of the Change in Control, become vested and exercisable as to an additional number of shares equal to the number of shares as to which would have become vested and exercisable on the date twelve (12) months after the effectiveness of the Change in Control. If the Participant has been employed by the Company for less than twelve (12) months immediately prior to the Change in Control, the number of Vested Shares shall be increased by the number of shares that would have become vested and exercisable on the date six (6) months after the consummation of the Change in Control. In addition, if, within six (6) months following the Change in Control, the successor corporation (or parent thereof) terminates the employment of the Participant without Cause, upon such termination all of the shares subject to an Award shall become fully vested and exercisable. “Cause” for this purpose shall mean the willful engaging by the Participant in illegal conduct or gross misconduct which is materially injurious to the successor corporation (or parent thereof).

C. Vesting. Subject to the limitations set forth in Paragraph 18 of the Plan, the Committee may provide that: (i) any Options will, at any time, become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be; (ii) any part or all of the restrictions or conditions applicable to Restricted Stock Awards, awards of Restricted Units, and Other Stock-Based Awards (“Full Value Awards”) may be removed or modified or that such Full Value Awards may become immediately exercisable or realizable in full (and the Committee may waive the forfeiture provisions thereof); and (iii) any Performance Awards will, at any time after the first anniversary of the grant date, become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C above with respect to ISOs shall be made in a manner intended to avoid any adverse tax consequences for the holders of such ISOs, unless otherwise determined by the Committee. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification, extension, or renewal (as those terms are defined in Section 424 of the Code) of such ISOs, the Committee may (but is not required to) refrain from making such adjustments.

E. Issuances of Securities. Unless otherwise determined by the Committee, and except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Award. Unless otherwise determined by the Committee, no adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

F. Adjustments. Upon the happening of any of the events described in subparagraphs A or B above, the class and aggregate number of shares set forth in Paragraph 3 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan (including outstanding Awards incorporated into this Plan from a Prior Plan) will also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the successor board shall determine the specific adjustments to be made under this Paragraph 18 and, in accordance with Paragraph 2, its determination shall be conclusive.

If any person owning restricted Common Stock obtained by exercise of an Award made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A or B above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

19. Term, Suspension and Amendment of Plan. The Plan will expire on the tenth anniversary of the Effective Date (except as to Awards outstanding on that date). The Board may, at any time, amend, suspend, or terminate the Plan as to any shares of Common Stock as to which Awards have not been made. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, including, without limitation, amendments or modifications relating to ISOs and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan or Awards granted under the Plan into compliance therewith. However, except as provided in Paragraph 18 of the Plan, stockholder approval shall be required for any amendment of the Plan that either (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially modifies the requirements as to eligibility for participation under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan, or (iv) increases the term of the Plan. No amendment, suspension or termination of the Plan may adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan without the consent of the Participant. In addition, certain amendments may, as determined by the Board in its sole discretion, require stockholder approval pursuant to applicable laws, rules or regulations, including applicable rules of any exchange on which the Common Stock is listed.

20. Non-U.S. Employees. Notwithstanding anything in the Plan to the contrary, with respect to any employee who is resident outside of the United States, the Board may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan; provided, however, that this Paragraph 20 shall not authorize the Board to amend the provisions of Paragraph 3 hereof. The Board may, where appropriate, establish one or more sub-plans for this purpose.

21. Application of Funds. The proceeds received by the Company under the Plan shall be used for general corporate purposes.

22. Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

23. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

24. Governing Law. The validity and construction of the Plan and the instruments evidencing Awards shall be governed by the laws of the State of Maryland, or the laws of any other jurisdiction in which the Company or its successors in interest may be organized.

25. No Employment/Service Rights. Nothing in the Plan confers upon any Participant any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Related Entity or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s service at any time for any reason, with or without Cause.

26. Section 409A Requirements. Notwithstanding anything to the contrary in this Plan or any Award agreement, these provisions shall apply to any payments and benefits otherwise payable to or provided to a Participant under this Plan and any Award. For purposes of Section 409A of the Code, each “payment” (as defined by Section 409A of the Code) made under this Plan or an Award shall be considered a “separate payment.” In addition, for purposes of Section 409A of the Code, payments shall be deemed exempt from the definition of deferred compensation under Section 409A of the Code to the fullest extent possible under (i) the “short-term deferral” exemption of Treasury Regulation § 1.409A-1(b)(4), and (ii) with respect to amounts paid as separation pay no later than the second calendar year following the calendar year containing the participant’s “separation from service” (as defined for purposes of Section 409A of the Code) the “two years/two-times” separation pay exemption of Treasury Regulation § 1.409A-1(b)(9)(iii), which are hereby incorporated by reference. If the Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company and its affiliates) as of his separation from service, to the extent any payment under this Plan or an Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the

Code) and to the extent required by Section 409A of the Code, no payments due under this Plan or an Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service. To the extent that the payment terms for an Award are otherwise set forth in a written employment agreement or change in control agreement with a Specified Employee (or other Company plan applicable to the Specified Employee) and such payment terms otherwise meet the requirements of Section 409A of the Code and the application of such terms does not result in a violation of Section 409A of the Code, the foregoing payment terms shall be disregarded and the payment terms set forth in the applicable agreement or plan shall apply. If this Plan or any Award fails to meet the requirements of Section 409A of the Code, neither the Company nor any of its affiliates shall have any liability for any tax, penalty or interest imposed on the Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company or any of its affiliates for payment of any such tax, penalty or interest imposed by Section 409A of the Code.

Board Approval Date: January 26, 2009

Stockholder Approval Date March 5, 2009

Amendment Approved by Stockholders March 7, 2012

Sonic Foundry C/O AST 6201 15TH AVENUE BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors		☐	☐	☐
Nominees
01	David C. Kleinman 02 Paul S. Peercy

The Board of Directors recommends you vote FOR proposals 2 through 6.								For	Against	Abstain
2	To approve, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.							☐	☐	☐
3	To vote on a Proposal to amend the 2008 Sonic Foundry Employee Stock Purchase Plan to increase the number of shares of common stock subject to the plan from 100,000 to 150,000.							☐	☐	☐
4	To vote on a Proposal to amend the 2009 Stock Incentive Plan to increase the number of shares of common stock subject to the plan from 1,000,000 to 1,800,000.							☐	☐	☐
5	To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending September 30, 2014.							☐	☐	☐
6

To vote on a proposal to approve an amendment to the Companys Amended and Restated Articles of Incorporation that would provide for lowering the number of director classes from five (5) to three (3) and for shortening the term of directors to three (3) years.

								☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1 through 6. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Combined Annual Report & Proxy Statement is/are available at www.proxyvote.com.

SONIC FOUNDRY, INC. Annual Meeting of Stockholders March 6, 2014 9:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) G. Weis and K. Minor, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Sonic Foundry, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Central Time on March 6, 2014 at the Monona Terrace Community and Convention Center, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR THE PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side

0000191241_2    R1.0.0.51160